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                                                            Exhibit 99.B-2(J)(i)

                                CUSTODY AGREEMENT

     AGREEMENT, dated as of January 6, 2003 between each entity listed in Exhibit A hereto (each a "Fund"; and collectively, the "Funds") and The Bank of New York, a New York corporation authorized to do a banking business having its principal office and place of business at One Wall Street, New York, New York 10286 ("Custodian").

                                   WITNESSETH:

that for and in consideration of the mutual promises hereinafter set forth the Fund and Custodian agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Whenever used in this Agreement, the following words shall have the meanings set forth below:

     1. "AUTHORIZED PERSON" shall be any person, whether or not an officer or employee of the Fund, duly authorized by the Fund's board of trustees/directors ("board") execute any Certificate or to give any Oral Instruction with respect to one or more Accounts, such persons to be designated in a Certificate annexed hereto as Schedule I or such other Certificate as may be received by Custodian from time to time.

     2. "BNY AFFILIATE" shall mean any office, branch or subsidiary of The Bank of New York Company, Inc.

     3. "BOOK-ENTRY SYSTEM" shall mean the Federal Reserve/Treasury book-entry system for receiving and delivering securities, its successors and nominees.

     4. "BUSINESS DAY" shall mean any day on which the Fund, the Custodian and relevant Depositories are open for business.

     5. "CERTIFICATE" shall mean any notice, instruction, or other instrument in writing, authorized or required by this Agreement to be given to Custodian, which is actually received by Custodian by letter or facsimile transmission and signed on behalf of the Fund by an Authorized Person.

     6. "COMPOSITE CURRENCY UNIT" shall mean the Euro or any other composite currency unit consisting of the aggregate of specified amounts of specified currencies, as such unit may be constituted from time to time.

     7. "DEPOSITORY" shall include (a) the Book-Entry System, (b) the Depository Trust Company, (c) any other clearing agency or securities depository registered with the

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Securities and Exchange Commission identified to the Fund from time to time, and
(d) the respective successors and nominees of the foregoing.

     8. "FOREIGN DEPOSITORY" shall mean (a) Euroclear, (b) Clearstream Banking, societe anonyme, (c) each Eligible Securities Depository as defined in Rule 17f-7 under the Investment Company Act of 1940, as amended, identified to the Fund from time to time, and (d) the respective successors and nominees of the foregoing.

     9. "INSTRUCTIONS" shall mean communications transmitted by electronic or telecommunications media, including S.W.I.F.T., computer-to-computer interface, or dedicated transmission lines.

     10. "ORAL INSTRUCTIONS" shall mean verbal instructions received by Custodian from an Authorized Person or from a person reasonably believed by Custodian to be an Authorized Person.

     11. "SERIES" shall mean the various portfolios, if any, of the Fund listed on Exhibit A hereto, and if none are listed references to Series shall be references to the Fund.

     12. "SECURITIES" shall have the same meaning as when used in Securities Act of 1933, including without limitation, any common stock and other equity securities, bonds, debentures and other debt securities, notes, mortgages or other obligations, and any instruments representing rights to receive, purchase, or subscribe for the same, or representing any other rights or interests therein (whether represented by a certificate or held in a Depository).

     13. "SUBCUSTODIAN" shall mean a bank (including any branch thereof) or other financial institution (other than a Foreign Depository) located outside the U.S. which is utilized by Custodian in connection with the purchase, sale or custody of Securities hereundcr and identified to the Fund from time to time, and their respective successors and nominees.

                                   ARTICLE II
                       APPOINTMENT OF CUSTODIAN; ACCOUNTS;
                   REPRESENTATIONS, WARRANTIES, AND COVENANTS

     1. (a) Each Fund hereby appoints Custodian as custodian of all Securities and cash at any time delivered to Custodian during the term of this Agreement, and authorizes Custodian to hold Securities in registered form in its name or the name of its nominees. Custodian hereby accepts such appointment and agrees to establish and maintain one or more securities accounts and cash accounts for each Series in which Custodian will hold Securities and cash as provided herein. Custodian shall maintain books and records

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segregating the assets of each Series from the assets of any other Series. Such accounts (each, an "Account"; collectively, the "Accounts") shall be in the name of the Fund.

              (b) Custodian may from time to time establish on its books and records such sub-accounts within each Account as the Fund and Custodian may agree upon (each a "Special Account"), and Custodian shall reflect therein such assets as the Fund may specify in a Certificate or Instructions.

              (c) Custodian may from time to time establish pursuant to a written agreement with and for the benefit of a broker, dealer, future commission merchant or other third party identified in a Certificate or Instructions such accounts on such terms and conditions as the Fund and Custodian shall agree, and Custodian shall transfer to such account such Securities and money as the Fund may specify in a Certificate or Instructions.

     2. The Fund hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each delivery of a Certificate or each giving of Oral Instructions or Instructions by the Fund, that:

              (a) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

              (b) This Agreement has been duly authorized, executed and delivered by the Fund, approved by a resolution of its board, constitutes a valid and legally binding obligation of the Fund, enforceable in accordance with its terms, and to its knowledge there is no statute, regulation, rule, order or judgment binding on it, and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property, which would prohibit its execution or performance of this Agreement;

              (c) It is conducting its business in substantial compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

              (d) It will not knowingly use the services provided by Custodian hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Fund;

              (e) Unless The Bank of New York is acting as the Foreign Custody manager of the Fund, the Fund's board or its foreign custody manager, as defined in Rule 17f-5 under the Investment Company Act of 1940, as amended (the "'40 Act"), has determined that use of each Subcustodian (including any Replacement Custodian) and each Depository which Custodian or any Subcustodian is authorized to utilize in

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accordance with Section l(a) of Article III hereof, satisfies the applicable requirements of the '40 Act and Rules 17f-4 or 17f-5 thereunder, as the case may be;

              (f) The Fund or its investment adviser has determined that the custody arrangements of each Foreign Depository provide reasonable safeguards against the custody risks associated with maintaining assets with such Foreign Depository within the meaning of Rule 17f-7 under the '40 Act;

              (g) It is fully informed of the protections and risks associated with various methods of transmitting Instructions and Oral Instructions and delivering Certificates to Custodian, understands that there may be more secure methods of transmitting or delivering the same than the methods selected by the Fund, agrees that the security procedures (if any) to be utilized provide a commercially reasonable degree of protection in light of its particular needs and circumstances, and acknowledges and agrees that Instructions need not be reviewed by Custodian, may conclusively be presumed by Custodian to have been given by person(s) duly authorized, and may be acted upon as given;

              (h) It shall manage its borrowings, including, without limitation, any advance or overdraft (including any day-light overdraft) in the Accounts, so that the aggregate of its total borrowings for each Series does not exceed the amount such Series is permitted to borrow under the '40 Act;

              (i) Its transmission or giving of, and Custodian acting upon and in reliance on, Certificates, Instructions, or Oral Instructions pursuant to this Agreement shall at all times comply with the '40 Act;

              (j) It shall impose and maintain restrictions on the destinations to which cash may be disbursed by Instructions to ensure that each disbursement is for a proper purpose; and

              (k) It has the right to make the pledge and grant the security interest to Custodian contained in Section 1 of Article V hereof, free of any right of redemption or prior claim of any other person or entity, such pledge and such grants shall have a first priority subject to no setoffs, counterclaims, or other liens or grants prior to or on a parity therewith, and it shall take such additional steps as Custodian may require to assure such priority.

     3. The Custodian hereby represents and warrants, which representations and warranties shall be continuing and shall be deemed to be reaffirmed upon each receipt of a Certificate or of Oral Instructions or Instruction by the Fund, that:

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              (a) It is duly organized and existing under the laws of the jurisdiction of its organization, with full power to carry on its business as now conducted, to enter into this Agreement, and to perform its obligations hereunder;

              (b) This Agreement has been duly authorized, executed and delivered by the Fund, approved by a resolution of its board, constitutes a valid and legally binding obligation of Custodian, enforceable in accordance with its terms, and there is no statute, regulation, rule, order or judgment binding on it, and no provision of its charter or by-laws, nor of any mortgage, indenture, credit agreement or other contract binding on it or affecting its property, which would prohibit its execution or performance of this Agreement;

              (c) It is conducting its business in substantial compliance with all applicable laws and requirements, both state and federal, and has obtained all regulatory licenses, approvals and consents necessary to carry on its business as now conducted;

              (d) It will not knowingly use the Securities and cash delivered to Custodian hereunder in any manner that is, or will result in, a violation of any law, rule or regulation applicable to the Custodian; and

              (e) It has at least the minimum qualifications required by Section 17(f)(1) of the Investment Company Act of 1940, as amended (the "40 Act"), to act as custodian of the portfolio securities and cash of the Fund, and has indicated its willingness to so act, subject to the terms and conditions of this agreement.

     4. The Fund hereby covenants that it shall from time to time complete and execute and deliver to Custodian upon Custodian's request a Form FR U-1 (or successor form) whenever the Fund borrows from Custodian any money to be used for the purchase or carrying of margin stock as defined in Federal Reserve Regulation U.

                                   ARTICLE III
                          CUSTODY AND RELATED SERVICES

     1. (a) Subject to the terms hereof, the Fund hereby authorizes Custodian to hold any Securities received by it from time to time for the Fund's account. Custodian shall be entitled to utilize Depositories, Subcustodians, and, subject to subsection (c) of this Section 1, Foreign Depositories, to the extent possible in connection with its performance hereunder. Securities and cash held in a Depository or Foreign Depository will be held subject to the rules, terms and conditions of such entity. Securities and cash held through Subcustodians shall be held subject to the terms and conditions of Custodian's agreements with such Subcustodians. Subcustodians may be authorized to hold Securities in Foreign Depositories in which such Subcustodians participate. Unless otherwise required by local law or practice or a particular subcustodian agreement, Securities deposited with a Subcustodian, a Depositary or a Foreign Depository will be

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held in a commingled account, in the name of Custodian, holding only Securities held by Custodian as custodian for its customers. Custodian shall identify on its books and records the Securities and cash belonging to the Fund, whether held directly or indirectly through Depositories, Foreign Depositories, or Subcustodians. Custodian shall, directly or indirectly through Subcustodians, Depositories, or Foreign Depositories, endeavor, to the extent feasible, to hold Securities in the country or other jurisdiction in which the principal trading market for such Securities is located, where such Securities are to be presented for cancellation and/or payment and/or registration, or where such Securities are acquired. Custodian at any time may cease utilizing any Subcustodian and/or may replace a Subcustodian with a different Subcustodian (the "Replacement Subcustodian"). In the event Custodian selects a Replacement Subcustodian, Custodian shall not utilize such Replacement Subcustodian until after the Fund's board or foreign custody manager has determined that utilization of such Replacement Subcustodian satisfies the requirements of the '40 Act and Rule 17f-5 thereunder.

              (b) Unless Custodian has received a Certificate or Instructions to the contrary, Custodian shall hold Securities indirectly through a Subcustodian only if (i) the Securities are not subject to any right, charge, security interest, lien or claim of any kind in favor of such Subcustodian or its creditors or operators, including a receiver or trustee in bankruptcy or similar authority, except for a claim of payment for the safe custody or administration of Securities on behalf of the Fund by such Subcustodian, and (ii) beneficial ownership of the Securities is freely transferable without the payment of money or value other than for safe custody or administration.

              (c) With respect to each Foreign Depository, Custodian shall exercise reasonable care, prudence, and diligence (i) to provide the Fund with an analysis of the custody risks associated with maintaining assets with the Foreign Depository, and (ii) to monitor such custody risks on a continuing basis and promptly notify the Fund of any material change in such risks. The Fund acknowledges and agrees that such analysis and monitoring shall be made on the basis of, and limited by, information gathered from Subcustodians or through publicly available information otherwise obtained by Custodian, and shall not include any evaluation of Country Risks. As used herein the term "Country Risks" shall mean with respect to any Foreign Depository: (a) the financial infrastructure of the country in which it is organized, (b) such country's prevailing custody and settlement practices, (c) nationalization, expropriation or other governmental actions, (d) such country's regulation of the banking or securities industry, (e) currency controls, restrictions, devaluations or fluctuations, and (f) market conditions which affect the order execution of securities transactions or affect the value of securities.

     2. Custodian shall furnish the Fund on-line access to daily transactions on a real time or near real time basis (including a confirmation of each transfer of Securities) and a monthly summary of all transfers to or from the Accounts.

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     3.   With respect to all Securities held hereunder, Custodian shall, unless otherwise instructed to the contrary:

              (a) Receive all income and other payments and advise the Fund as promptly as practicable of any such amounts due but not paid;

              (b) Present for payment and receive the amount paid upon all Securities which may mature and advise the Fund as promptly as practicable of any such amounts due but not paid;

              (c) Forward to the Fund copies of all information or documents that it may actually receive from an issuer of Securities which, in the opinion of Custodian, are intended for the beneficial owner of Securities;

              (d) Execute, as custodian, any certificates of ownership, affidavits, declarations or other certificates under any tax laws now or hereafter in effect in connection with the collection of bond and note coupons;

              (e) Hold directly or through a Depository, a Foreign Depository, or a Subcustodian all rights and similar Securities issued with respect to any Securities credited to an Account hereunder; and

              (f) Endorse for collection checks, drafts or other negotiable instruments.

     4. (a) Custodian shall notify the Fund of rights or discretionary actions with respect to Securities held herennder, and of the date or dates by when such rights must be exercised or such action must be taken, provided that Custodian has actually received, from the issuer or the relevant Depository (with respect to Securities issued in the United States) or from the relevant Subcustodian, Foreign Depository, or a nationally or internationally recognized bond or corporate action service to which Custodian subscribes, timely notice of such rights or discretionary corporate action or of the date or dates such rights must be exercised or such action must be taken. Absent actual receipt of actual notice, Custodian shall have no liability for failing to so notify the Fund.

              (b) Whenever Securities (including, but not limited to, warrants, options, tenders, options to tender or non-mandatory puts or calls) confer discretionary rights on the Fund or provide for discretionary action or alternative courses of action by the Fund, the Fund shall be responsible for making any decisions relating thereto and for directing Custodian to act. In order for Custodian to act, it must receive the Fund's Certificate or Instructions at Custodian's offices, addressed as Custodian may from time to time request, not later than noon (New York time) at least one (1) Business Day prior to the last scheduled date to act with respect to such Securities (or such earlier date or time as Custodian may specify to the Fund). Absent Custodian's timely receipt of such Certificate or Instructions, Custodian shall not be liable for failure to take any action

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relating to or to exercise any rights conferred by such Securities, unless
Custodian has failed to timely receive the Fund's Certificate or Instruction and such failure is attributable to Custodian's own negligence or willful misconduct.

     5. All voting rights with respect to Securities, however registered, shall be exercised by the Fund or its designee. For Securities issued in the United States, Custodian's only duty shall be to mail to the Fund any documents (including proxy statements, annual reports and signed proxies) actually received by Custodian relating to the exercise of such voting rights. With respect to Securities issued outside of the United States, Custodian's only duty shall be to provide the Fund with access to a provider of global proxy services at the Fund's request. The Fund shall be responsible for all costs associated with its use of such services.

     6. Custodian shall promptly advise the Fund upon Custodian's actual receipt of notification of the partial redemption, partial payment or other action affecting less than all Securities of the relevant class. If Custodian, any Subcustodian, any Depository, or any Foreign Depository holds any Securities in which the Fund has an interest as part of a fungible mass, Custodian, such Subcustodian, Depository, or Foreign Depository may select the Securities to participate in such partial redemption, partial payment or other action in any non-discriminatory manner that it customarily uses to make such selection.

     7. Custodian shall not under any circumstances accept bearer interest coupons which have been stripped from United States federal, state or local government or agency securities unless explicitly agreed to by Custodian in writing.

     8. The Fund shall be liable for all taxes, assessments, duties and other governmental charges, including any interest or penalty with respect thereto ("Taxes"), with respect to any cash or Securities held on behalf of the Fund or any transaction related thereto. The Fund shall indemnify Custodian and each Subcustodian for the amount of any Tax that Custodian, any such Subcustodian or any other withholding agent is required under applicable laws (whether by assessment or otherwise) to pay on behalf of, or in respect of income earned by or payments or distributions made to or for the account of the Fund (including any payment of Tax required by reason of an earlier failure to withhold). Custodian shall, or shall instruct the applicable Subcustodian or other withholding agent to, withhold the amount of any Tax which is required to be withheld under applicable law upon collection of any dividend, interest or other distribution made with respect to any Security and any proceeds or income from the sale, loan or other transfer of any Security. In the event that Custodian or any Subcustodian is required under applicable law to pay any Tax on behalf of the Fund, Custodian is hereby authorized to withdraw cash from any cash account in the amount required to pay such Tax and to use such cash, or to remit such cash to the appropriate Subcustodian or other withholding agent, for the timely payment of such Tax in the manner required by applicable law. If the aggregate amount of cash in all cash accounts is not sufficient to pay such Tax, Custodian shall promptly

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notify the Fund of the additional amount of cash (in the appropriate currency)
required, and the Fund shall directly deposit such additional amount in the appropriate cash account promptly after receipt of such notice, for use by Custodian as specified herein. In the event that Custodian reasonably believes that Fund is eligible, pursuant to applicable law or to the provisions of any tax treaty, for a reduced rate of, or exemption from, any Tax which is otherwise required to be withheld or paid on behalf of the Fund under any applicable law, Custodian shall, or shall instruct the applicable Subcustodian or withholding agent to, either withhold or pay such Tax at such reduced rate or refrain from withholding or paying such Tax, as appropriate; PROVIDED that Custodian shall have received from the Fund all documentary evidence of residence or other qualification for such reduced rate or exemption required to be received under such applicable law or treaty. In the event that Custodian reasonably believes that a reduced rate of, or exemption from, any Tax is obtainable only by means of an application for refund, Custodian and the applicable Subcustodian shall have no responsibility for the accuracy or validity of any forms or documentation provided by the Fund to Custodian hereunder. The Fund hereby agrees to indemnify and hold harmless Custodian and each Subcustodian in respect of any liability arising from any underwithholding or underpayment of any Tax which results from the inaccuracy or invalidity of any such forms or other documentation, and such obligation to indemnify shall be a continuing obligation of the Fund, its successors and assigns notwithstanding the termination of this Agreement.

     9. (a) For the purpose of settling Securities and foreign exchange transactions, the Fund shall provide Custodian with sufficient immediately available funds for all transactions by such time and date as conditions in the relevant market dictate. As used herein, "sufficient immediately available funds" shall mean either (i) sufficient cash denominated in U.S. dollars to purchase the necessary foreign currency, or (ii) sufficient applicable foreign currency, to settle the transaction. Custodian shall provide the Fund with immediately available funds each day which result from the actual settlement of all sale transactions, based upon advice received by Custodian from Subcustodians, Depositories, and Foreign Depositories. Such funds shall be in U.S. dollars or such other currency as the Fund may specify to Custodian.

     (b) Any foreign exchange transaction effected by Custodian in connection with this Agreement may be entered with Custodian or a BNY Affiliate acting as principal or otherwise through customary banking channels. The Fund may issue a standing Certificate or Instructions with respect to foreign exchange transactions, but Custodian may establish rules or limitations concerning any foreign exchange facility made available to the Fund. The Fund shall bear all risks of investing in Securities or holding cash denominated in a foreign currency.

     10. Custodian shall promptly send to the Fund (a) any reports it receives from a Depository on such Depository's system of internal accounting control, and (b) such

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reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

     11. Until such time as Custodian receives a certificate to the contrary with respect to a particular Security, Custodian may release the identity of the Fund to an issuer which requests such information pursuant to the Shareholder Communications Act of 1985 for the specific purpose of direct communications between such issuer and shareholder.

                                   ARTICLE IV
                        PURCHASE AND SALE OF SECURITIES;
                               CREDITS TO ACCOUNT

     1. Promptly after each purchase or sale of Securities by the Fund, the Fund shall deliver to Custodian a Certificate or Instructions, or with respect to a purchase or sale of a Security generally required to be settled on the same day the purchase or sale is made, Oral Instructions specifying all information Custodian may reasonably request to settle such purchase or sale. Custodian shall account for all purchases and sales of Securities on the actual settlement date unless otherwise agreed by Custodian.

     2. The Fund understands that when Custodian is instructed to deliver Securities against payment, delivery of such Securities and receipt of payment therefor may not be completed simultaneously. Notwithstanding any provision in this Agreement to the contrary, settlements, payments and deliveries of Securities may be effected by Custodian or any Subcustodian in accordance with the customary or established securities trading or securities processing practices and procedures in the jurisdiction in which the transaction occurs, including, without limitation, delivery to a purchaser or dealer therefor (or agent) against receipt with the expectation of receiving later payment for such Securities. The Fund assumes full responsibility for all risks, including, without limitation, credit risks, involved in connection with such deliveries of Securities.

     3. Custodian may, as a matter of bookkeeping convenience or by separate agreement with the Fund, credit the Account with the proceeds from the sale, redemption or other disposition of Securities or interest, dividends or other distributions payable on Securities prior to its actual receipt of final payment therefor. All such credits shall be conditional until Custodian's actual receipt of final payment and may be reversed by Custodian to the extent that final payment is not received. Payment with respect to a transaction will not be "final" until Custodian shall have received immediately available funds which under applicable local law, rule and/or practice are irreversible and not subject to any security interest, levy or other encumbrance, and which are specifically applicable to such transaction.

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                                    ARTICLE V
                           OVERDRAFTS OR INDEBTEDNESS

     1. If Custodian should in its sole discretion advance funds on behalf of any Series which results in an overdraft (including, without limitation, any day-light overdraft) because the money held by Custodian in an Account for such Series shall be insufficient to pay the total amount payable upon a purchase of Securities specifically allocated to such Series, as set forth in a Certificate, Instructions or Oral Instructions, or if an overdraft arises in the Account of a particular Series for some other reason, including, without limitation, because of a reversal of a conditional credit or the purchase of any currency, or if the Fund is for any other reason indebted to Custodian with respect to a Series (except a borrowing for investment or for temporary or emergency purposes using Securities as collateral pursuant to a separate agreement and subject to the provisions of Section 2 of this Article), such overdraft or indebtedness shall be deemed to be a loan made by Custodian to the Fund for such Series payable on demand and shall bear interest from the date incurred at a rate per annum as the Fund and Custodian may agree from time to time. In addition, the Fund hereby agrees that to the extent of the overdraft or indebtedness and interest thereon, Custodian shall have a continuing lien and security interest in and to any property specifically allocated to such Series at any time held by Custodian for the benefit of such Series or in which such Series may have an interest which is then in Custodian's possession or control or in possession or control of any third party acting in Custodian's behalf. The Fund authorizes Custodian, in its sole discretion, at any time to charge any such overdraft or indebtedness together with interest due thereon against any balance of account standing to such Series' credit on Custodian's books. Custodian shall promptly advise the Fund whenever such Fund has an overdraft or indebtedness bearing interest as provided in this Article, or whenever Custodian intends to realize upon its lien or security interest.

     2. If the Fund borrows money from any bank (including Custodian if the borrowing is pursuant to a separate agreement) for investment or for temporary or emergency purposes using Securities held by Custodian hereunder as collateral for such borrowings, the Fund shall deliver to Custodian a Certificate specifying with respect to each such borrowing: (a) the Series to which such borrowing relates; (b) the name of the bank, (c) the amount of the borrowing,
(d) the time and date, if known, on which the loan is to be entered into, (e) the total amount payable to the Fund on the borrowing date, (f) the Securities to be delivered as collateral for such loan, including the name of the issuer, the title and the number of shares or the principal amount of any particular Securities, and (g) a statement specifying whether such loan is in conformance with the '40 Act and the Fund's then-current prospectus and statement of additional information. Custodian shall deliver on the borrowing date specified in a Certificate the specified collateral against payment by the lending bank of the total amount of the loan payable, provided that the same conforms to the total amount payable as set forth in the Certificate. Custodian may, at the option of the lending bank, keep such collateral in its possession, but such

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collateral shall be subject to all rights therein given the lending bank by virtue of any promissory note or loan agreement. Custodian shall deliver such Securities as additional collateral as may be specified in a Certificate to collateralize further any transaction described in this Section. The Fund shall cause all Securities released from collateral status to be returned directly to Custodian for the Account of the Series for which such Securities were last use as collateral, and Custodian shall receive from time to time such return of collateral as may be tendered to it.

                                   ARTICLE VI
                          SALE AND REDEMPTION OF SHARES

     1. Whenever the Fund shall sell any shares issued by the Fund ("Shares") it shall deliver to Custodian a Certificate or Instructions specifying the amount of money and/or Securities to be received by Custodian for the sale of such Shares and specifically allocated to an Account for the appropriate Series.

     2. Upon receipt of such money, Custodian shall credit such money to an Account in the name of the Series for which such money was received.

     3. Except as provided hereinafter, whenever the Fund desires Custodian to make payment out of the money held by Custodian hereunder in connection with a redemption of any Shares, it shall furnish to Custodian a Certificate or Instructions specifying the total amount to be paid for such Shares. Custodian shall make payment of such total amount to the transfer agent specified in such Certificate or Instructions out of the money held in an Account of the appropriate Series.

     4. Notwithstanding the above provisions regarding the redemption of any Shares, whenever any Shares are redeemed pursuant to any check redemption privilege which may from time to time be offered by the Fund, Custodian, unless otherwise instructed by a Certificate or Instructions, shall, upon presentment of such check, charge the amount thereof against the money held in the Account of the Series of the Shares being redeemed, provided, that if the Fund or its agent timely advises Custodian that such check is not to be honored, Custodian shall return such check unpaid.

                                   ARTICLE VII
                      PAYMENT OF DIVIDENDS OR DISTRIBUTIONS

     1. Whenever the Fund shall determine to pay a dividend or distribution on Shares it shall furnish to Custodian Instructions or a Certificate setting forth with respect to the Series specified therein the date of the declaration of such dividend or distribution, the total amount payable, and the payment date.

     2. Upon the payment date specified in such Instructions or Certificate, Custodian shall pay out of the money held for the Account of such Series the total amount payable to the dividend agent of the Fund specified therein.

                                  ARTICLE VIII
                              CONCERNING CUSTODIAN

     1. (a) Custodian shall exercise such good faith, reasonable care, diligence, and prudence as a professional custodian for securities would exercise in carrying out all of these duties and obligations. Except as otherwise expressly provided herein, Custodian shall not be liable for any costs, expenses, damages, liabilities or claims, including attorneys' and accountants' fees (collectively, "Losses"), incurred by or asserted against the Fund, except those Losses arising out of Custodian's own negligence or willful misconduct. Custodian shall have no liability whatsoever for the action or inaction of any Depositories, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, of any Foreign Depositories. With respect to any Losses incurred by the Fund as a result of the acts or failures to act by a Subcustodian listed on part 1 of
Schedule 1, Custodian shall be liable to the Fund for such Losses, but only to the extent such Losses arise out of or are caused by acts or failure to act by such Subcustodian for which it is liable under the terms of its agreement with Custodian and the laws governing such agreement. With respect to any Losses incurred by the Fund as a result of the acts or omission of a Subcustodian either not listed on part 1 of Schedule 1 or listed on part 2 of Schedule 1, Custodian shall take appropriate action to recover such Losses, and Custodian's liability shall be limited to the amount recovered net of costs and expenses. In no event shall Custodian be liable to the Fund or any third party for special, indirect or consequential damages, or lost profits or loss of business, arising in connection with this Agreement, nor shall BNY or any Subcustodian be liable:
(i) for acting in accordance with any Certificate or Oral Instructions actually received by Custodian and reasonably believed by Custodian to be given by an Authorized Person; (ii) for acting in accordance with Instructions without reviewing the same; (iii) for conclusively presuming that all Instructions are given only by person(s) duly authorized; (iv) for conclusively presuming that all disbursements of cash directed by the Fund by an Instruction, are in accordance with Section 2(j) of Article II hereof; (v) for holding property in any particular country, including, but not limited to, Losses resulting from nationalization, expropriation or other governmental actions; regulation of the banking or securities industry; exchange or currency controls or restrictions, devaluations or fluctuations; availability of cash or Securities or market conditions which prevent the transfer of property or execution of Securities transactions or affect the value of property; (vi) for any Losses due to forces beyond the reasonable control of Custodian, including without limitation strikes, work stoppages, acts of war or terrorism, insurrection, revolution, nuclear or natural catastrophes or acts of God, or interruptions, loss or malfunctions of utilities, non-internal communication services, but only to the extent beyond Custodian's reasonable control, and, but only if Custodian is maintaining such back-up system(s) and disaster recovery plan(s) as are required by its regulators and all laws applicable to Custodian, interruption, loss or malfunction of internal communication services or of computer (software or hardware) services; it being understood that Custodian shall use commercially reasonable best efforts to resume performance as soon as practicable under the circumstances; (vii) for the insolvency of any Subcustodian (other than a BNY Affiliate), any Depository, or, except to the extent such action or inaction is a direct result of the Custodian's failure to fulfill its duties hereunder, any Foreign Depository; or (viii) for any Losses arising from the applicability of any law or regulation now or hereafter in effect, or from the occurrence of any event, including, without limitation, implementation or adoption of any rules or procedures of a Foreign Depository, which may affect, limit, prevent or impose costs or burdens on, the transferability, convertibility, or availability of any currency or Composite Currency Unit in any country or on the transfer of any Securities, and in no event shall Custodian be obligated to substitute another currency for a currency (including a currency that is a component of a Composite Currency Unit) whose transferability, convertibility or availability has been affected, limited, or prevented by such law, regulation or event, and to the extent that any such law, regulation or event imposes a cost or charge upon Custodian in relation to the transferability, convertibility, or availability of any cash currency or Composite Currency Unit, such cost or charge shall be for the account of the Fund, and Custodian may treat any account denominated in an affected currency as a group of separate accounts denominated in the relevant component currencies.

              (b) Custodian may enter into subcontracts, agreements and understandings with any BNY Affiliate, whenever and on such terms and conditions as it deems necessary or appropriate to perform its services hereunder. No such subcontract, agreement or understanding shall in any way discharge Custodian from its obligations hereunder.

              (c) The Fund agrees to indemnify Custodian and hold Custodian harmless from and against any and all Losses sustained or incurred by or asserted against Custodian by reason of or as a result of any action or inaction, or arising out of Custodian's performance hereunder, including reasonable fees and expenses of counsel, provided however, that the Fund shall not indemnify Custodian for those Losses arising out of Custodian's own negligence or willful misconduct or for any Losses which constitutes indirect, special, or consequential damages or lost profits or loss of business. Custodian agrees to indemnify the Fund and hold the Fund harmless from and against any and all Losses, including reasonable fees ad expenses of counsel, sustained or incurred by or asserted against the Fund arising out of the Custodian's negligence or willful misconduct, provided, however, that the Custodian shall not indemnify the Fund for nor be liable for any Losses which constitute indirect, special, or consequential damages or lost profits or loss of business. This indemnity shall be a continuing obligation of the Fund and the custodian, their successors and assigns, notwithstanding the termination of this Agreement.

     2. Without limiting the generality of the foregoing, Custodian shall be under no obligation to inquire into, and shall not be liable for:

              (a) Any Losses incurred by the Fund or any other person as a result of the receipt or acceptance of fraudulent, forged or invalid Securities, or Securities which are otherwise not freely transferable or deliverable without encumbrance in any relevant market;

              (b) The validity of the issue of any Securities purchased, sold, or written by or for the Fund, the legality of the purchase, sale or writing thereof, or the propriety of the amount paid or received therefor;

              (c) The legality of the sale or redemption of any Shares, or the propriety of the amount to be received or paid therefor;

              (d) The legality of the declaration or payment of any dividend or distribution by the Fund;

              (e) The legality of any borrowing by the Fund;

              (f) The legality of any loan of portfolio Securities, nor shall Custodian be under any duty or obligation to see to it that any cash or collateral delivered to it by a broker, dealer or financial institution or held by it at any time as a result of such loan of portfolio Securities is adequate security for the Fund against any loss it might sustain as a result of such loan, which duty or obligation shall be the sole responsibility of the Fund. In addition, Custodian shall be under no duty or obligation to see that any broker, dealer or financial institution to which portfolio Securities of the Fund are lent makes payment to it of any dividends or interest which are payable to or for the account of the Fund during the period of such loan or at the termination of such loan, provided, however that Custodian shall promptly notify the Fund in the event that such dividends or interest are not paid and received when due;

              (g) The sufficiency or value of any amounts of money and/or Securities held in any Special Account in connection with transactions by the Fund; whether any broker, dealer, futures commission merchant or clearing member makes payment to the Fund of any variation margin payment or similar payment which the Fund may be entitled to receive from such broker, dealer, futures commission merchant or clearing member, or whether any payment received by Custodian from any broker, dealer, futures commission merchant or clearing member is the amount the Fund is entitled to receive, or to notify the Fund of Custodian's receipt or non-receipt of any such payment; except that Custodian shall notify the Fund of any difference between any amount the Fund has specified in a Certificate or Oral Instructions as the amount to be received and the amount custodian actually receives; or

              (h) Whether any Securities at any time delivered to, or held by it or by any Subcustodian, for the account of the Fund and specifically allocated to a Series are such as properly may be held by the Fund or such Series under the provisions of its then current prospectus and statement of additional information, or to ascertain whether any transactions by the Fund, whether or not involving Custodian, are such transactions as may properly be engaged in by the Fund.

     3. Custodian may, with respect to questions of law specifically regarding an Account, obtain the advice of counsel and shall be fully protected with respect to anything done or omitted by it in good faith in conformity with such advice.

     4. Custodian shall be under no obligation to take action to collect any amount payable on Securities in default, or if payment is refused after due demand and presentment.

     5. Custodian shall have no duty or responsibility to inquire into, make recommendations, supervise, or determine the suitability of any transactions affecting any Account.

     6. The Fund shall pay to Custodian the fees and charges as may be specifically agreed upon from time to time and such other fees and charges at Custodian's standard rates for such services as may be applicable. The Fund shall reimburse Custodian for all costs associated with the conversion of the Fund's Securities hereunder and the transfer of Securities and records kept in connection with this Agreement. The Fund shall also reimburse Custodian for out-of pocket expenses , subject to approval of the Fund, which are a normal incident of the services provided hereunder.

     7. With Instructions from an Authorized Person or Oral Instructions, Custodian has the right to debit any cash account for any amount payable by the Fund in connection with any and all obligations of the Series to Custodian. In addition to the rights of Custodian under applicable law and other agreements, at any time when the Fund shall not have honored any of its obligations to Custodian, Custodian shall have the right without notice to the Fund to retain or set-off, against such obligations of the Series, any Securities or cash Custodian or a BNY Affiliate may directly or indirectly hold for the account of the Fund, and any obligations (whether matured or unmatured) that Custodian or a BNY Affiliate may have to the Fund in any currency or Composite Currency Unit and shall notify the Fund whenever it has exercised such right.

     8. The Fund agrees to forward to Custodian a Certificate or Instructions confirming Oral Instructions by the close of business of the same day that such Oral Instructions are given to Custodian. The Fund agrees that the fact that such confirming Certificate or Instructions are not received by Custodian shall in no way affect the validity or enforceability of transactions authorized by such Oral Instructions and effected by Custodian. If the Fund elects to transmit Instructions through an on-line communications system offered by Custodian, the Fund's use thereof shall be subject to the Terms and Conditions attached as Appendix I hereto, and Custodian shall provide user and authorization codes, passwords and authentication keys only to an Authorized Person or a person reasonably believed by Custodian to be an Authorized Person.

     9. The books and records pertaining to the Fund which are in possession of Custodian shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the '40 Act and the rules thereunder. The Fund, or its authorized representatives, all regulatory authorities whose statutes, laws, rules and regulations are applicable to the Fund shall have access to such books and records during Custodian's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by Custodian to the Fund or its authorized representative. Upon the reasonable request of the Fund, Custodian shall provide in hard copy or on computer disc any records included in any such delivery which are maintained by Custodian on a computer disc, or are similarly maintained.

     10. It is understood that Custodian is authorized to supply any information regarding the Accounts which is required by any law, regulation or rule now or hereafter in effect. The Custodian shall provide the Fund with any report obtained by Custodian on the system of internal accounting control of a Depository, and with such reports on its own system of internal accounting control as the Fund may reasonably request from time to time.

     Custodian hereby specifically agrees that it will provide any sub-certifications reasonably requested by the Fund in connection with any certification required by the Sarbanes-Oxley Act of 2002 or any rules or regulations promulgated by the Securities and Exchange Commission thereunder, provided the same do not change BNY's standard of care. 12. Custodian will also provide those custody related services not already described above that are included in the Service Guidelines established and agreed between the parties as the same may be revised from time to time by mutual agreement of the parties hereto. The Service Guidelines will also govern the timeliness and performance standards for custody related services where specified therein.

     13. Custodian shall have no duties or responsibilities whatsoever except such duties and responsibilities as are specifically set forth in this Agreement, and no covenant or obligation shall be implied against Custodian in connection with this Agreement.

                                   ARTICLE IX
                                   TERMINATION

     1. Either of the parties hereto may terminate this Agreement by giving to the other party a notice in writing specifying the date of such termination, which shall be not less than ninety (60) days after the date of giving of such notice. In the event such notice is given by the Fund, shall designate a successor custodian or custodians, each of which shall meet the requirements of 1940 Act. In the event such notice is given by Custodian, the Fund shall, on or before the termination date, deliver to Custodian, written notice designating a successor custodian or custodians. In the absence of such designation by the Fund, Custodian may designate a successor custodian which shall be a bank or trust company having not less than $2,000,000 aggregate capital, surplus and undivided profits. Upon the date set forth in such notice this Agreement shall terminate, and Custodian shall upon receipt of a notice of acceptance by the successor custodian on that date deliver directly to the successor custodian all Securities and money then owned by the Fund and held by it as Custodian, after deducting all fees, expenses and other amounts for the payment or reimbursement of which it shall then be entitled.

     2. If a successor custodian is not designated by the Fund or Custodian in accordance with the preceding Section, the Fund shall upon the date specified in the notice of termination of this Agreement and upon the delivery by Custodian of all Securities (other than Securities which cannot be delivered to the Fund) and money then owned by the Fund be deemed to be its own custodian and Custodian shall thereby be relieved of all duties and responsibilities pursuant to this Agreement, other than the duty with respect to Securities which cannot be delivered to the Fund to hold such Securities hereunder in accordance with this Agreement.

                                    ARTICLE X
                                  MISCELLANEOUS

     1. The Fund agrees to furnish to Custodian a new Certificate of Authorized Persons in the event of any change in the then present Authorized Persons. Until such new Certificate is received, Custodian shall be fully protected in acting upon Certificates or Oral Instructions of such present Authorized Persons.

     2. Any notice or other instrument in writing, authorized or required by this Agreement to be given to Custodian, shall be sufficiently given if addressed to Custodian and received by it at its offices at 100 Church Street, New York, New York 10286, or at such other place as Custodian may from time to time designate in writing.

     3. Any notice or other instrument in writing, authorized or required by this Agreement to be given to the Fund shall be sufficiently given if addressed to the Fund and received by it at its offices at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or at such other place as the Fund may from time to time designate in writing.

     4. Each and every right granted to either party hereunder or under any other document delivered hereunder or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of either party to exercise, and no delay in exercising, any right will operate as a waiver thereof, nor will any single or partial exercise by either party of any right preclude any other or future exercise thereof or the exercise of any other right.

     5. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any exclusive jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected thereby. This Agreement may not be amended or modified in any manner except by a written agreement executed by both parties, except that any amendment to the Schedule I hereto need be signed only by the Fund and any amendment to Appendix I hereto need be signed only by Custodian. This Agreement shall extend to and shall be binding upon the parties hereto, and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by either party without the written consent of the other.

     6. This Agreement shall be construed in accordance with the substantive laws of the State of New York, without regard to conflicts of laws principles thereof. The Fund and Custodian hereby consent to the jurisdiction of a state or federal court situated in New York City, New York in connection with any dispute arising hereunder. The Fund hereby irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in such a court and any claim that such proceeding brought in such a court has been brought in an inconvenient forum. The Fund and Custodian each hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement.

     7. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

     8. A copy of the Declaration of trust of each Fund that is a Massachusetts Business Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Board of Trustees of the Fund as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund; provided, however, that the Declaration of trust of the Fund provides that the assets of a particular Series of the Fund shall under no circumstance be charged with liabilities attributable to any other Series of the fund and that all person extending credit to, or contracting with or having any claim against a particular Series of the Fund shall look only to the assets of that particular Series for payment of such credit, contract or claim.

     IN WITNESS WHEREOF, the Fund and Custodian have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the day and year first above written.


                                    By: /s/ Michael J. Roland
                                       -----------------------------------------
                                    On behalf of each Fund identified on Exhibit
                                    A hereto:


                                    THE BANK OF NEW YORK


                                    By: /s/ Edward G. McGann
                                       -----------------------------------------
                                    Title:           EDWARD G. McGANN
                                                      VICE PRESIDENT

[ING FUNDS LOGO]

April 4,2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the Custodian Agreement dated March 13, 2003 and the Fund Accounting Agreement dated January 1, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the following funds to be added/included on Exhibit A to the Agreements:

     ING Classic Money Market Fund
     ING GNMA Income Fund
     ING High Yield Bond Fund
     ING High Yield Opportunity Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust
     ING Money Market Fund
     ING National Tax-Exempt Bond Fund
     ING Strategic Bond Fund

If you have any questions, please contact me at (480) 477-2672.

Sincerely,


/s/ Michael J. Roland
Michael J. Roland
Executive Vice President & Chief Financial Officer

                                    EXHIBIT A
                           AMENDED AS OF APRIL 7, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING FUNDS TRUST:

ING Classic Money Market Fund
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING Lexington Money Market Trust
ING Money Market Fund
ING National Tax-Exempt Bond
ING Strategic Bond Fund

[ING FUNDS LOGO]

April 30, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the Custodian Agreement dated March 13, 2003. Fund Accounting Agreement dated January 1, 2003 and the Cash Reserve Letter (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the following funds to be added/included on Exhibit A to the
Agreements:

     ING Principal Protection Fund VII

If you have any questions, please contact me at (480) 477-2672.

Sincerely,
/s/ Michael J. Roland
Michael J. Roland
Executive Vice President & Chief Financial Officer

                                    EXHIBIT A
                            AMENDED AS OF MAY 1, 2003
                    TO INCLUDE THE ADDITION OF THE FOLLOWING

ING EQUITY TRUST:

ING Principal Protection Fund VII

[ING FUNDS LOGO]


May 29, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement and Securities Lending agreement each dated January 6, 2003 respectively and the Cash Reserve Agreement, dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the following funds to be added/included on the Amended Exhibit A to the Agreements as of June 2, 2003 and June 9, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,


                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:    /s/ Edward G. McGann
       --------------------------------
Name:  EDWARD G. McGANN
       --------------------------------
                        Duly Authorized
Title: VICE PRESIDENT
       --------------------------------

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000                  ING Funds
Scottsdale, AZ 85258-2034           FAX: 480-477-2700
                                    www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                              EFFECTIVE DATE
----                                                              --------------
ING EQUITY TRUST
  ING Convertible Fund                                             June 9, 2003
  ING Equity and Bond Fund                                         June 9, 2003
  ING Financial Services Fund                                      June 9, 2003
  ING Growth Opportunities Fund                                    June 9, 2003
  ING LargeCap Growth Fund                                         June 9, 2003
  ING Large Company Value Fund                                     June 9, 2003
  ING MidCap Opportunities Fund                                    June 9, 2003
  ING MidCap Value Fund                                            June 9, 2003
  ING Principal Protection Fund                                    June 2, 2003
  ING Principal Protection Fund II                                 June 2, 2003
  ING Principal Protection Fund III                                June 2, 2003
  ING Principal Protection Fund IV                                 June 2, 2003
  ING Principal Protection Fund V                                  June 2, 2003
  ING Principal Protection Fund VI                                 June 2, 2003
  ING Principal Protection Fund VII                                 May 1, 2003
  ING Real Estate Fund                                             June 9, 2003
  ING Research Enhanced Index Fund                                 June 9, 2003
  ING SmallCap Opportunities Fund                                  June 9, 2003
  ING SmallCap Value Fund                                          June 9, 2003
  ING Tax Efficient Equity Fund                                    June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                    April 7, 2003
  ING GNMA Income Fund                                             April 7, 2003
  ING High Yield Bond Fund                                         April 7, 2003
  ING High Yield Opportunity Fund                                  April 7, 2003
  ING Intermediate Bond Fund                                       April 7, 2003
  ING Lexington Money Market Trust                                 April 7, 2003
  ING Money Market Fund                                            April 7, 2003
  ING National Tax-Exempt Bond Fund                                April 7, 2003
  ING Strategic Bond Fund                                          April 7, 2003

ING GET FUND
  ING GET Fund-Series V                                           March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                June 9, 2003

ING INVESTORS TRUST
  ING Alliance Mid Cap Growth Portfolio                            January 6, 2003
  ING Eagle Asset Value Equity Portfolio                           January 6, 2003
  ING UBS U.S. Balanced Portfolio                                  January 6, 2003

  ING FMR(SM) Diversified Mid Cap Portfolio                        January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)                        January 6, 2003
  Portfolio
  ING Limited Maturity Bond Portfolio                              January 6, 2003
  ING Liquid Assets Portfolio                                      January 6, 2003
  ING Jennison Equity Opportunities Portfolio                      January 6, 2003
  ING Mercury Focus Value Portfolio                                January 6, 2003
  ING Mercury Fundamental Growth Portfolio                         January 6, 2003
  ING Salomon Brothers All Cap Portfolio                           January 6, 2003
  ING Salomon Brothers Investors Portfolio                         January 6, 2003
  ING AIM Mid Cap Growth Portfolio                                 January 6, 2003
  Fund for Life Series                                             January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                January 13, 2003
  ING MFS Research Portfolio                                      January 13, 2003
  ING MFS Total Return Portfolio                                  January 13, 2003
  ING T. Rowe Price Capital Appreciation                          January 13, 2003
  Portfolio
  ING Developing World Portfolio                                  January 13, 2003
  ING Hard Assets Portfolio                                       January 13, 2003
  ING Capital Guardian Managed Global                             January 13, 2003
  Portfolio
  ING International Portfolio                                     January 13, 2003
  ING JPMorgan Fleming International                              January 13, 2003
  Enhanced EAFE Portfolio                                         January 13, 2003
  ING Marsico Growth Portfolio                                    January 13, 2003
  ING Janus Growth and Income Portfolio                           January 13, 2003
  ING Janus Special Equity Portfolio                              January 13, 2003
  ING PIMCO Core Bond Portfolio                                   January 13, 2003
  ING Van Kampen Global Franchise Portfolio                       January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                       January 13, 2003
  ING Capital Guardian Large Cap Value                            January 13, 2003
  Portfolio
  ING Capital Guardian Small Cap Portfolio                        January 13, 2003
  ING JPMorgan Fleming Small Cap Equity                           January 13, 2003
  Portfolio
  ING Van Kampen Real Estate Portfolio                            January 13, 2003
  ING Van Kampen Growth and Income                                January 13, 2003
  Portfolio

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                           June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund*                                                 July 1, 2003


ING SERIES FUND, INC.
Brokerage Cash Reserves                                             June 2, 2003
ING Aeltus Money Market Fund                                        June 2, 2003
ING Balanced Fund                                                   June 2, 2003
ING Bond Fund                                                       June 2, 2003
ING Classic Principal Protection Fund                               June 2, 2003
ING Classic Principal Protection Fund II                            June 2, 2003
ING Classic Principal Protection Fund III                           June 2, 2003
ING Classic Principal Protection Fund IV                            June 2, 2003
ING Government Fund                                                 June 2, 2003
ING Growth Fund                                                     June 9, 2003
ING Growth & Income Fund                                            June 9, 2003
ING Index Plus LargeCap Fund                                        June 9, 2003
ING Index Plus MidCap Fund                                          June 9, 2003
ING Index Plus Protection Fund                                      June 2, 2003
ING Index Plus SmallCap Fund                                        June 9, 2003
ING Small Company Fund                                              June 9, 2003
ING Strategic Allocation Balanced Fund                              June 2, 2003
ING Strategic Allocation Growth Fund                                June 2, 2003
ING Strategic Allocation Income Fund                                June 2, 2003
ING Value Opportunity Fund                                          June 9, 2003

----------
* This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

                                AMENDED EXHIBIT A

FUND*                                                             EFFECTIVE DATE
-----                                                             --------------
ING EQUITY TRUST
  ING Convertible Fund                                              June 9, 2003
  ING Equity and Bond Fund                                          June 9, 2003
  ING Financial Services Fund                                       June 9, 2003
  ING Growth Opportunities Fund                                     June 9, 2003
  ING LargeCap Growth Fund                                          June 9, 2003
  ING Large Company Value Fund                                      June 9, 2003
  ING MidCap Opportunities Fund                                     June 9, 2003
  ING MidCap Value Fund                                             June 9, 2003
  ING Principal Protection Fund                                     June 2, 2003
  ING Principal Protection Fund II                                  June 2, 2003
  ING Principal Protection Fund III                                 June 2, 2003
  ING Principal Protection Fund IV                                  June 2, 2003
  ING Principal Protection Fund V                                   June 2, 2003
  ING Principal Protection Fund VI                                  June 2, 2003
  ING Principal Protection Fund VII                                  May 1, 2003
  ING Real Estate Fund                                              June 9, 2003
  ING Research Enhanced Index Fund                                  June 9, 2003
  ING SmallCap Opportunities Fund                                   June 9, 2003
  ING SmallCap Value Fund                                           June 9, 2003
  ING Tax Efficient Equity Fund                                     June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                    April 7, 2003
  ING GNMA Income Fund                                             April 7, 2003
  ING High Yield Bond Fund                                         April 7, 2003
  ING High Yield Opportunity Fund                                  April 7, 2003
  ING Intermediate Bond Fund                                       April 7, 2003
  ING Lexington Money Market Trust                                 April 7, 2003
  ING Money Market Fund                                            April 7, 2003
  ING National Tax-Exempt Bond Fund                                April 7, 2003
  ING Strategic Bond Fund                                          April 7, 2003

ING GET FUND
  ING GET Fund - Series V                                          March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                 June 9, 2003

ING INVESTORS TRUST
  ING Alliance Mid Cap Growth Portfolio                            January 6, 2003
  ING Eagle Asset Value Equity Portfolio                           January 6, 2003
  ING UBS U.S. Balanced Portfolio                                  January 6, 2003

  ING FMR(SM) Diversified Mid Cap Portfolio                        January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)                        January 6, 2003
  Portfolio
  ING Limited Maturity Bond Portfolio                              January 6, 2003
  ING Liquid Assets Portfolio                                      January 6, 2003
  ING Jennison Equity Opportunities Portfolio                      January 6, 2003
  ING Mercury Focus Value Portfolio                                January 6, 2003
  ING Mercury Fundamental Growth Portfolio                         January 6, 2003
  ING Salomon Brothers All Cap Portfolio                           January 6, 2003
  ING Salomon Brothers Investors Portfolio                         January 6, 2003
  ING AIM Mid Cap Growth Portfolio                                 January 6, 2003
  Fund for Life Series                                             January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                January 13, 2003
  ING MFS Research Portfolio                                      January 13, 2003
  ING MFS Total Return Portfolio                                  January 13, 2003
  ING T. Rowe Price Capital Appreciation                          January 13, 2003
  Portfolio
  ING Developing World Portfolio                                  January 13, 2003
  ING Hard Assets Portfolio                                       January 13, 2003
  ING Capital Guardian Managed Global                             January 13, 2003
  Portfolio
  ING International Portfolio                                     January 13, 2003
  ING JPMorgan Fleming International                              January 13, 2003
  Enhanced EAFE Portfolio                                         January 13, 2003
  ING Marsico Growth Portfolio                                    January 13, 2003
  ING Janus Growth and Income Portfolio                           January 13, 2003
  ING Janus Special Equity Portfolio                              January 13, 2003
  ING PIMCO Core Bond Portfolio                                   January 13, 2003
  ING Van Kampen Global Franchise Portfolio                       January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                       January 13, 2003
  ING Capital Guardian Large Cap Value                            January 13, 2003
  Portfolio
  ING Capital Guardian Small Cap Portfolio                        January 13, 2003
  ING JPMorgan Fleming Small Cap Equity                           January 13, 2003
  Portfolio
  ING Van Kampen Real Estate Portfolio                            January 13, 2003
  ING Van Kampen Growth and Income                                January 13, 2003
  Portfolio

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                           June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund*                                                 July 1, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                           June 13, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                           June 2, 2003
  ING Aeltus Money Market Fund                                      June 2, 2003
  ING Balanced Fund                                                 June 2, 2003
  ING Bond Fund                                                     June 2, 2003
  ING Classic Principal Protection Fund                             June 2, 2003
  ING Classic Principal Protection Fund II                          June 2, 2003
  ING Classic Principal Protection Fund III                         June 2, 2003
  ING Classic Principal Protection Fund IV                          June 2, 2003
  ING Government Fund                                               June 2, 2003
  ING Growth Fund                                                   June 9, 2003
  ING Growth & Income Fund                                          June 9, 2003
  ING Index Plus LargeCap Fund                                      June 9, 2003
  ING Index Plus MidCap Fund                                        June 9, 2003
  ING Index Plus Protection Fund                                    June 2, 2003
  ING Index Plus SmallCap Fund                                      June 9, 2003
  ING Small Company Fund                                            June 9, 2003
  ING Strategic Allocation Balanced Fund                            June 2, 2003
  ING Strategic Allocation Growth Fund                              June 2, 2003
  ING Strategic Allocation Income Fund                              June 2, 2003
  ING Technology Fund                                               June 2, 2003
  ING Value Opportunity Fund                                        June 9, 2003

* This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

                                   APPENDIX I

                              THE BANK OF NEW YORK

                  ON-LINE COMMUNICATIONS SYSTEM (THE "SYSTEM")

                              TERMS AND CONDITIONS

     1. LICENSE: USE. Upon delivery to an Authorized Person of the Fund of software enabling the Fund to obtain access to the System (the "Software"), Custodian grants to the Fund a personal, nontransferable and nonexclusive license to use the Software solely for the purpose of transmitting Written Instructions, receiving reports, making inquiries or otherwise communicating with Custodian in connection with the Account(s). The Fund shall use the Software solely for its own internal and proper business purposes and not in the operation of a service bureau. Except as set forth herein, no license or right of any kind is granted to the Fund with respect to the Software. The Fund acknowledges that Custodian and its suppliers retain and have title and exclusive proprietary rights to the Software, including any trade secrets or other ideas, concepts, know-how, methodologies, or information incorporated therein and the exclusive rights to any copyrights, trademarks and patents (including registrations and applications for registration of either), or other statutory or legal protections available in respect thereof. The Fund further acknowledges that all or a part of the Software may be copyrighted or trademarked (or a registration or claim made therefor) by Custodian or its suppliers. The Fund shall not take any action with respect to the Software inconsistent with the foregoing acknowledgments, nor shall you attempt to decompile, reverse engineer or modify the Software. The Fund may not copy, sell, lease or provide, directly or indirectly, any of the Software or any portion thereof to any other person or entity without Custodian's prior written consent. The Fund may not remove any statutory copyright notice or other notice included in the Software or on any media containing the Software. The Fund shall reproduce any such notice on any reproduction of the Software and shall add any statutory copyright notice or other notice to the Software or media upon Custodian's request. Custodian shall be responsible for all costs, if any, associated with such request in the preceding sentence.

     2. EQUIPMENT. The Fund shall obtain and maintain at its own cost and expense all equipment and services, including but not limited to communications services, necessary for it to utilize the Software and obtain access to the System, and Custodian shall not be responsible for the reliability or availability of any such equipment or services.

     3. PROPRIETARY INFORMATION. The Software, any data base and any proprietary data, processes, information and documentation made available to the Fund (other than which are or become part of the public domain or are legally required to be made available to the public) (collectively, the "Information"), are the exclusive and confidential property of Custodian or its suppliers. The Fund shall keep the Information confidential by using the same care and discretion that the Fund uses with respect to its own confidential property and trade secrets, but not less than reasonable care. Upon termination of the Agreement or the Software license granted herein for any reason, the Fund shall return to Custodian any and all copies of the Information which are in its possession or under its control.

     4. MODIFICATIONS. Custodian reserves the right to modify the Software from time to time and the Fund shall install new releases of the Software as Custodian may reasonably direct. Custodian shall be responsible for all costs, if any, associated with the installation of such new releases. The Fund agrees not to modify or attempt to modify the Software without Custodian's prior written consent. The Fund acknowledges that any modifications to the Software, whether by the Fund or Custodian and whether with or without Custodian's consent, shall become the property of Custodian.

     5. NO REPRESENTATIONS OR WARRANTIES. CUSTODIAN AND ITS MANUFACTURERS AND SUPPLIERS MAKE NO WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE SOFTWARE, SERVICES OR ANY DATABASE, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE FUND ACKNOWLEDGES THAT THE SOFTWARE, SERVICES AND ANY DATABASE ARE PROVIDED "AS IS." IN NO EVENT SHALL CUSTODIAN OR ANY SUPPLIER BE LIABLE FOR ACTS OF GOD, MACHINE OR COMPUTER BREAKDOWN OR MALFUNCTION, INTERRUPTION OR MALFUNCTION OF COMMUNICATION FACILITIES, LABOR DIFFICULTIES OR ANY OTHER SIMILAR OR DISSIMILAR CAUSE BEYOND THEIR REASONABLE CONTROL, PROVIDED THAT REASONABLE BACK-UP AND DISASTER RECOVER SYSTEMS WERE IN PLACE.

     6. SECURITY; RELIANCE; UNAUTHORIZED USE. The Fund will cause all persons utilizing the Software and System to treat all applicable user and authorization codes, passwords and authentication keys with the same care that such persons would use with respect to the Fund's own computer Software and System, and it will establish internal control and safekeeping procedures to restrict the availability of the same to persons duly authorized to give Instructions. Custodian is hereby irrevocably authorized to act in accordance with and reasonably rely on Instructions received by it from an Authorized Person through the System. The Fund acknowledges that it is its sole responsibility to assure that only persons duly authorized use the System and that Custodian shall not be responsible nor liable for any unauthorized use thereof.

     7. SYSTEM ACKNOWLEDGMENTS. Custodian shall acknowledge through the System its receipt of each transmission communicated through the System,- and in the absence of such acknowledgment Custodian shall not be liable for any failure to act in accordance with such transmission, provided Custodian did not receive such acknowledgment.

     8. EXPORT RESTRICTIONS. EXPORT OF THE SOFTWARE IS PROHIBITED BY UNITED STATES LAW. THE FUND MAY NOT UNDER ANY CIRCUMSTANCES RESELL, DIVERT, TRANSFER, TRANSSHIP OR OTHERWISE DISPOSE OF THE SOFTWARE (IN ANY FORM) IN OR TO ANY OTHER COUNTRY. IF CUSTODIAN DELIVERED THE SOFTWARE TO THE FUND OUTSIDE OF THE UNITED STATES, THE SOFTWARE WAS EXPORTED FROM THE UNITED STATES IN ACCORDANCE WITH THE EXPORTER ADMINISTRATION REGULATIONS. DIVERSION CONTRARY TO U.S. LAW IS PROHIBITED. The Fund hereby authorizes Custodian to report its name and address to government agencies to which Custodian is required to provide such information by law.

     9. ENCRYPTION. The Fund acknowledges and agrees that encryption may not be available for every communication through the System, or for all data. The Fund agrees that Custodian may deactivate any encryption features at any time, upon one business day's notice to the Fund, without further notice or liability to the Fund, for the purpose of maintaining, repairing or troubleshooting the System or the Software.

                                   SCHEDULE I

                             SECRETARY'S CERTIFICATE
                    PERSONS AUTHORIZED TO INSTRUCT CUSTODIAN

THE UNDERSIGNED SECRETARY OF:
     THE GCG TRUST
     ING EQUITY TRUST
     ING FUNDS TRUST
     ING INVESTMENT FUNDS, INC.
     ING MAYFLOWER TRUST
     ING MUTUAL FUNDS
     ING PRIME RATE TRUST
     ING SENIOR INCOME FUND
     ING VARIABLE INSURANCE TRUST
     ING VARIABLE PRODUCTS TRUST
     ING VP EMERGING MARKETS FUND INC.
     ING VP NATURAL RESOURCES TRUST
     USLICO SERIES FUND

(EACH A "COMPANY/TRUST"), HEREBY CERTIFIES AS FOLLOWS:

     (a) THAT ATTACHED HERETO AS EXHIBIT A IS A TRUE COPY OF THE RESOLUTIONS ADOPTED AT A DULY CONSTITUTED MEETING OF ITS BOARD OF
          DIRECTORS/TRUSTEES, HELD ON THE 25TH DAY OF FEBRUARY, 2003 AND THAT SUCH RESOLUTIONS HAVE NOT BEEN AMENDED, MODIFIED, RESCINDED OR SUPERCEDED AND ARE IN FULL FORCE AND EFFECT; AND

     (b) THAT THE PERSONS LISTED IN ATTACHMENT A ARE EMPOWERED BY THE RESOLUTIONS AND SET FORTH OPPOSITE EACH NAME IS THEIR POSITION AND SPECIMEN SIGNATURE; AND

     (c) THAT EACH COMPANY/TRUST IS DULY ORGANIZED AND EXISTING, THAT ITS CHARTER EMPOWERS IT TO TRANSACT THE BUSINESS BY THE ATTACHED RESOLUTIONS DEFINED, AND THAT NO LIMITATION HAS BEEN IMPOSED UPON SUCH POWERS BY THE BY-LAWS OR OTHERWISE, EXCEPT AS SET FORTH IN THE CURRENTLY EFFECTIVE PROSPECTUS OF EACH COMPANY/TRUST; AND

     (d)  THAT ATTACHMENT A MAY BE EXECUTED IN COUNTERPARTS.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS SIGNED BELOW, THIS 3RD DAY OF MARCH,
2003.


                                        By: /s/ Kimberly A. Anderson
                                            ------------------------------------
                                            KIMBERLY A. ANDERSON
                                            SECRETARY

                                  ATTACHMENT A
                    PERSONS AUTHORIZED TO INSTRUCT CUSTODIAN

                        POSITION WITH THE FUND(S)
NAME                    (UNLESS OTHERWISE NOTED)                                SPECIMEN SIGNATURE
----                    -------------------------                               ------------------
James M. Hennessy       President, Chief Executive Officer & Chief              /s/ James M. Hennessy
                        Operating Officer                                       ------------------------

Michael J. Roland       Executive Vice President, Principal Financial           /s/ Michael J. Roland
                        Officer & Assistant Secretary                           ------------------------

Stanley D. Vyner        Executive Vice President
                                                                                ------------------------

Robert S. Naka          Senior Vice President & Assistant Secretary             /s/ Robert S. Naka
                                                                                ------------------------

Lydia L. Homer          Senior Vice President & Controller of                   /s/ Lydia L. Homer
                        ING Funds Services, LLC                                 ------------------------

William L. Sessions     Vice President of ING Funds Services, LLC               /s/ William L. Sessions
                                                                                ------------------------

Kimberly A. Anderson    Vice President & Secretary                              /s/ Kimberly A. Anderson
                                                                                ------------------------

Robyn L. Ichilov        Vice President & Treasurer                              /s/ Robyn Ichilov
                                                                                ------------------------

Maria Anderson          Assistant Vice President                                /s/ Maria Anderson
                                                                                ------------------------

Todd Modic              Assistant Vice President                                /s/ Todd Modic
                                                                                ------------------------

Scott Vaughan           Manager - Fund Accounting of                            /s/ Scott Vaughn
                        ING Funds Services, LLC                                 ------------------------

Angela Toedtemeier      Supervisor - Fund Accounting of                         /s/ Angela Toedtemeier
                        ING Funds Services, LLC                                 ------------------------

Mike Estok              Supervisor-Fund Accounting of                           /s/ Mike Estok
                        ING Funds Services, LLC                                 ------------------------

Jason Kadavy            Supervisor-Fund Accounting of                           /s/ Jason Kadavy
                        ING Funds Services, LLC                                 ------------------------

Jeremy Schweppe         Supervisor-Fund Accounting of                           /s/ Jeremy Schweppe
                        ING Funds Services, LLC                                 ------------------------

                                  ATTACHMENT A
                    PERSONS AUTHORIZED TO INSTRUCT CUSTODIAN

                        POSITION WITH THE FUND(S)
NAME                    (UNLESS OTHERWISE NOTED)                                SPECIMEN SIGNATURE
----                    -------------------------                               ------------------
James M. Hennessy       President, Chief Executive Officer & Chief
                        Operating Officer                                       ------------------------

Michael J. Roland       Executive Vice President, Principal Financial           /s/ Michael J. Roland
                        Officer & Assistant Secretary                           ------------------------

Stanley D. Vyner        Executive Vice President                                /s/ Stanley D. Vyner
                                                                                ------------------------

Robert S. Naka          Senior Vice President & Assistant Secretary             /s/ Robert S. Naka
                                                                                ------------------------

Lydia L. Homer          Senior Vice President & Controller of
                        ING Funds Services, LLC                                 ------------------------

William L. Sessions     Vice President of ING Funds Services, LLC
                                                                                ------------------------

Kimberly A. Anderson    Vice President & Secretary                              /s/ Kimberly A. Anderson
                                                                                ------------------------

Robyn L. Ichilov        Vice President & Treasurer
                                                                                ------------------------

Maria Anderson          Assistant Vice President
                                                                                ------------------------

Todd Modic              Assistant Vice President
                                                                                ------------------------

Scott Vaughn            Manager - Fund Accounting of
                        ING Funds Services, LLC                                 ------------------------

Angela Toedtemeier      Supervisor - Fund Accounting of
                        ING Funds Services, LLC                                 ------------------------

Mike Estok              Supervisor-Fund Accounting of
                        ING Funds Services, LLC                                 ------------------------

Jason Kadavy            Supervisor-Fund Accounting of
                        ING Funds Services, LLC                                 ------------------------

Jeremy Schweppe         Supervisor-Fund Accounting of
                        ING Funds Services, LLC                                 ------------------------

                                  THE GCG TRUST
                                ING EQUITY TRUST
                                 ING FUNDS TRUST
                           ING INVESTMENT FUNDS, INC.
                               ING MAYFLOWER TRUST
                                ING MUTUAL FUNDS
                              ING PRIME RATE TRUST
                             ING SENIOR INCOME FUND
                          ING VARIABLE INSURANCE TRUST
                           ING VARIABLE PRODUCTS TRUST
                       ING VP EMERGING MARKETS FUND, INC.
                         ING VP NATURAL RESOURCES TRUST
                               USLICO SERIES FUND
                            (EACH A "COMPANY/TRUST")

RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS/TRUSTEES AT A MEETING HELD FEBRUARY 25, 2003.

     WHEREAS, on November 22, 2002, the Boards of Directors/Trustees(the "Board") of all ING Funds (the "Funds") have approved entering into a Custodian Agreement with The Bank of New York ("BNY") (the "Custodian"), which provides that the Funds designate certain persons to give instructions on behalf of the Funds and to authorize the Custodian to rely on written instructions over their signatures.

     NOW, THEREFORE, BE IT RESOLVED, that until further order of the Board, the following persons be, and they hereby are, authorized, in accordance with the timing of the conversion schedule to BNY, as Custodian for the Funds, to execute and cause to be delivered to BNY, any and all instructions, orders, and directions required or permitted to be given in the name of each of the Funds and on their behalf pursuant to their respective Custodian Agreement:

                                  POSITION WITH THE FUNDS, UNLESS OTHERWISE
     NAME                         NOTED
     ----                         -------------------------------------------
     James M. Hennessy            President, Chief Executive Officer &
                                  Chief Operating Officer

     Michael J. Roland            Executive Vice President, Principal
                                  Financial Officer & Assistant Secretary

     Stanley D. Vyner             Executive Vice President

     Robert S. Naka               Senior Vice President & Assistant Secretary

     Lydia L. Homer               Senior Vice President & Controller of ING
                                  Funds Services, LLC

     William L. Sessions          Vice President of ING Funds Services, LLC

     Kimberly A. Anderson         Vice President & Secretary

     Robyn L. Ichilov             Vice President & Treasurer

     Scott Vaughn                 Manager - Fund Accounting of ING Funds
                                  Services, LLC

     Angela Toedtemeier           Supervisor - Fund Accounting of ING Funds
                                  Services, LLC

     Mike Estok                   Supervisor - Fund Accounting of ING Funds
                                  Services, LLC

     Jason Kadavy                 Supervisor - Fund Accounting of ING Funds
                                  Services, LLC

     Jeremy Schweppe              Supervisor - Fund Accounting of ING Funds
                                  Services, LLC

     and that, except as otherwise provided in said Custodian Agreements, all such instructions and directions, with respect to amounts in excess of $100.00 but less than $10,000.00, shall require the signature of two such persons; and with respect to amounts equal to or in excess of $10,000.00, all such instructions and directions shall require the signature of two such persons, one of whom shall be a senior officer; and

     FURTHER RESOLVED, that should it be necessary to make any additions to said list of authorized persons, prior to a regularly scheduled meeting of the Board, the President and any senior officer of each of the Funds be, and they hereby are, authorized to designate such person(s), so long as the Board is provided notification and ratifies such designation at the next regularly scheduled meeting; and

     FURTHER RESOLVED, that the appointment of the following persons, as additional persons authorized to effect instructions and directions with respect to amounts in excess of $100.00 but less than $50,000.00, be, and hereby is, approved:

     NAME                         POSITION WITH THE FUNDS
     ----                         -----------------------
     Maria Anderson               Assistant Vice President

     Todd Modic                   Assistant Vice President

     FURTHER RESOLVED, that, except as otherwise provided in the Custodian Agreements, all instructions and directions effected by either of these persons, with respect to amounts in excess of $100.00 but less than $50,000.00, shall require his/her signature and that of one other person authorized to instruction the Custodian, which need not be a senior officer.

                                    EXHIBIT A

                               SPECIFIED COUNTRIES

Argentina
Australia
Austria
Bahrain
Bangladesh
Belgium
Bermuda
Bolivia
Botswana
Brazil
Bulgaria
Canada
Cayman Islands
Chile
China
Colombia
Costa Rica
Croatia
Cyprus
Czech Republic
Denmark
Ecuador
Egypt
Estonia
Finland
France
Germany
Ghana
Greece
Hong Kong
Hungary
Iceland
India
Indonesia
Ireland
Israel
Italy
Ivory Coast
Jamaica
Japan
Jordan
Kenya
Latvia
Lebanon
Lithuania
Luxembourg
Malaysia
Mauritius
Mexico
Morocco
Namibia
Netherlands
New Zealand
Nigeria
Norway
Oman
Pakistan
Palestine
Panama
Peru
Philippines
Poland
Portugal
Romania
Russia
Singapore
Slovakia
Slovenia
South Africa
South Korea
Spain
Sri Lanka
Swaziland
Sweden
Switzerland
Taiwan
Thailand
Transnational
Turkey
Ukraine
United Kingdom
Uruguay
Venezuela
Vietnam
Zambia
Zimbabwe

[ING FUNDS LOGO]


July 2, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement and Securities Lending agreement each dated January 6, 2003 respectively and the Cash Reserve Agreement, dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of July 7, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.


                                  Sincerely,

                                  /s/ Michael J. Roland
                                  Michael J. Roland
                                  Executive Vice President & Chief
                                  Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York


By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. McGANN
        --------------------------------
Title:  VICE PRESIDENT Duly Authorized
        --------------------------------

7337 E. Doubletree Ranch Rd.            Tel: 480-477-3000              ING Funds
Scottsdale, AZ 85258-2034               Fax: 480-477-2700
                                        www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                              EFFECTIVE DATE
----                                                              --------------
ING EQUITY TRUST
  ING Convertible Fund                                              June 9, 2003
  ING Disciplined LargeCap Fund                                     June 9, 2003
  ING Equity and Bond Fund                                          June 9, 2003
  ING Financial Services Fund                                       June 9, 2003
  ING Growth Opportunities Fund                                     June 9, 2003
  ING LargeCap Growth Fund                                          June 9, 2003
  ING Large Company Value Fund                                      June 9, 2003
  ING MidCap Opportunities Fund                                     June 9, 2003
  ING MidCap Value Fund                                             June 9, 2003
  ING Principal Protection Fund                                     June 2, 2003
  ING Principal Protection Fund II                                  June 2, 2003
  ING Principal Protection Fund III                                 June 2, 2003
  ING Principal Protection Fund IV                                  June 2, 2003
  ING Principal Protection Fund V                                   June 2, 2003
  ING Principal Protection Fund VI                                  June 2, 2003
  ING Principal Protection Fund VII                                  May 1, 2003
  ING Real Estate Fund                                              June 9, 2003
  ING SmallCap Opportunities Fund                                   June 9, 2003
  ING SmallCap Value Fund                                           June 9, 2003
  ING Tax Efficient Equity Fund                                     June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                    April 7, 2003
  ING GNMA Income Fund                                             April 7, 2003
  ING High Yield Bond Fund                                         April 7, 2003
  ING High Yield Opportunity Fund                                  April 7, 2003
  ING Intermediate Bond Fund                                       April 7, 2003
  ING Lexington Money Market Trust                                 April 7, 2003
  ING Money Market Fund                                            April 7, 2003
  ING National Tax-Exempt Bond Fund                                April 7, 2003
  ING Strategic Bond Fund                                          April 7, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                 June 9, 2003

ING INVESTORS TRUST
  ING Alliance Mid Cap Growth Portfolio                           January 6, 2003
  ING Eagle Asset Value Equity Portfolio                          January 6, 2003
  ING UBS U.S. Balanced Portfolio                                 January 6, 2003
  ING FMR(SM) Diversified Mid Cap                                 January 6, 2003
  Portfolio

  ING Goldman Sachs Internet Tollkeeper(SM)                       January 6, 2003
  Portfolio
  ING Limited Maturity Bond Portfolio                             January 6, 2003
  ING Liquid Assets Portfolio                                     January 6, 2003
  ING Jennison Equity Opportunities Portfolio                     January 6, 2003
  ING Mercury Focus Value Portfolio                               January 6, 2003
  ING Mercury Fundamental Growth Portfolio                        January 6, 2003
  ING Salomon Brothers All Cap Portfolio                          January 6, 2003
  ING Salomon Brothers Investors Portfolio                        January 6, 2003
  ING AIM Mid Cap Growth Portfolio                                January 6, 2003
  Fund for Life Series                                            January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                January 13, 2003
  ING MFS Research Portfolio                                      January 13, 2003
  ING MFS Total Return Portfolio                                  January 13, 2003
  ING T. Rowe Price Capital Appreciation                          January 13, 2003
  Portfolio
  ING Developing World Portfolio                                  January 13, 2003
  ING Hard Assets Portfolio                                       January 13, 2003
  ING Capital Guardian Managed Global                             January 13, 2003
  Portfolio
  ING International Portfolio                                     January 13, 2003
  ING JPMorgan Fleming International
  Enhanced EAFE Portfolio                                         January 13, 2003
  ING Marsico Growth Portfolio                                    January 13, 2003
  ING Janus Growth and Income Portfolio                           January 13, 2003
  ING Janus Special Equity Portfolio                              January 13, 2003
  ING PIMCO Core Bond Portfolio                                   January 13, 2003
  ING Van Kampen Global Franchise Portfolio                       January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                       January 13, 2003
  ING Capital Guardian Large Cap Value                            January 13, 2003
  Portfolio
  ING Capital Guardian Small Cap Portfolio                        January 13, 2003
  ING JPMorgan Fleming Small Cap Equity                           January 13, 2003
  Portfolio
  ING Van Kampen Real Estate Portfolio                            January 13, 2003
  ING Van Kampen Growth and Income
  Portfolio
                                                                  January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                           June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                                  July 1, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                           July 13, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                           June 2, 2003
  ING Aeltus Money Market Fund                                      June 2, 2003
  ING Balanced Fund                                                 June 2, 2003
  ING Bond Fund                                                     June 2, 2003
  ING Classic Principal Protection Fund                             June 2, 2003
  ING Classic Principal Protection Fund II                          June 2, 2003
  ING Classic Principal Protection Fund III                         June 2, 2003
  ING Classic Principal Protection Fund IV                          June 2, 2003
  ING Government Fund                                               June 2, 2003
  ING Growth Fund                                                   June 9, 2003
  ING Growth & Income Fund                                          June 9, 2003
  ING Index Plus LargeCap Fund                                      June 9, 2003
  ING Index Plus MidCap Fund                                        June 9, 2003
  ING Index Plus Protection Fund                                    June 2, 2003
  ING Index Plus SmallCap Fund                                      June 9, 2003
  ING Small Company Fund                                            June 9, 2003
  ING Strategic Allocation Balanced Fund                            June 2, 2003
  ING Strategic Allocation Growth Fund                              June 2, 2003
  ING Strategic Allocation Income Fund                              June 2, 2003
  ING Technology Fund                                               June 2, 2003
  ING Value Opportunity Fund                                        June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                     July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                      July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                    July 7, 2003
  ING VP Strategic Allocation Income Portfolio                      July 7, 2003

ING VP BOND PORTFOLIO                                               July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                       July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                           July 7, 2003
  ING VP Index Plus LargeCap Portfolio                              July 7, 2003
  ING VP Index Plus MidCap Portfolio                                July 7, 2003
  ING VP Index Plus SmallCap Portfolio                              July 7, 2003
  ING VP Small Company Portfolio                                    July 7, 2003
  ING VP Technology Portfolio                                       July 7, 2003

  ING VP Value Opportunity Portfolio                                July 7, 2003

* This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

[ING FUNDS LOGO]


July 2, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement and Securities Lending agreement each dated January 6, 2003 respectively and the Cash Reserve Agreement, dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of July 14, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.

If you have any questions, please contact me at (480) 477-2118.


                                             Sincerely,

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. McGANN
        --------------------------------
Title:  VICE PRESIDENT, Duly Authorized
        --------------------------------

7337 E. Doubletree Ranch Rd.            Tel: 480-477-3000              ING Funds
Scottsdale, AZ 85258-2034               Fax: 480-477-2700
                                        www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                               EFFECTIVE DATE
----                                                               --------------
ING EQUITY TRUST
  ING Convertible Fund                                               June 9, 2003
  ING Discliplined LargeCap Fund                                     June 9, 2003
  ING Equity and Bond Fund                                           June 9, 2003
  ING Financial Services Fund                                        June 9, 2003
  ING Growth Opportunities Fund                                      June 9, 2003
  ING LargeCap Growth Fund                                           June 9, 2003
  ING Large Company Value Fund                                       June 9, 2003
  ING MidCap Opportunities Fund                                      June 9, 2003
  ING MidCap Value Fund                                              June 9, 2003
  ING Principal Protection Fund                                      June 2, 2003
  ING Principal Protection Fund II                                   June 2, 2003
  ING Principal Protection Fund III                                  June 2, 2003
  ING Principal Protection Fund IV                                   June 2, 2003
  ING Principal Protection Fund V                                    June 2, 2003
  ING Principal Protection Fund VI                                   June 2, 2003
  ING Principal Protection Fund VII                                   May 1, 2003
  ING Real Estate Fund                                               June 9, 2003
  ING SmallCap Opportunities Fund                                    June 9, 2003
  ING SmallCap Value Fund                                            June 9, 2003
  ING Tax Efficient Equity Fund                                      June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                     April 7, 2003
  ING GNMA Income Fund                                              April 7, 2003
  ING High Yield Bond Fund                                          April 7, 2003
  ING High Yield Opportunity Fund                                   April 7, 2003
  ING Intermediate Bond Fund                                        April 7, 2003
  ING Lexington Money Market Trust                                  April 7, 2003
  ING Money Market Fund                                             April 7, 2003
  ING National Tax-Exempt Bond Fund                                 April 7, 2003
  ING Strategic Bond Fund                                           April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                         July 14, 2003
  ING GET Fund - Series E                                         July 14, 2003
  ING GET Fund - Series G                                         July 14, 2003
  ING GET Fund - Series H                                         July 14, 2003
  ING GET Fund - Series I                                         July 14, 2003
  ING GET Fund - Series J                                         July 14, 2003
  ING GET Fund - Series K                                         July 14, 2003
  ING GET Fund - Series L                                         July 14, 2003


  ING GET Fund - Series M                                           July 14, 2003
  ING GET Fund - Series N                                           July 14, 2003
  ING GET Fund - Series P                                           July 14, 2003
  ING GET Fund - Series Q                                           July 14, 2003
  ING GET Fund - Series R                                           July 14, 2003
  ING GET Fund - Series S                                           July 14, 2003
  ING GET Fund - Series T                                           July 14, 2003
  ING GET Fund - Series U                                           July 14, 2003
  ING GET Fund - Series V                                          March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                  June 9, 2003

ING INVESTORS TRUST
  ING Alliance Mid Cap Growth Portfolio                            January 6, 2003
  ING Eagle Asset Value Equity Portfolio                           January 6, 2003
  ING UBS U.S. Balanced Portfolio                                  January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                        January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)                        January 6, 2003
  Portfolio
  ING Limited Maturity Bond Portfolio                              January 6, 2003
  ING Liquid Assets Portfolio                                      January 6, 2003
  ING Jennison Equity Opportunities Portfolio                      January 6, 2003
  ING Mercury Focus Value Portfolio                                January 6, 2003
  ING Mercury Fundamental Growth Portfolio                         January 6, 2003
  ING Salomon Brothers All Cap Portfolio                           January 6, 2003
  ING Salomon Brothers Investors Portfolio                         January 6, 2003
  ING AIM Mid Cap Growth Portfolio                                 January 6, 2003
  Fund for Life Series                                             January 6, 2003
  ING MFS Mid Cap Growth Portfolio                                January 13, 2003
  ING MFS Research Portfolio                                      January 13, 2003
  ING MFS Total Return Portfolio                                  January 13, 2003
  ING T. Rowe Price Capital Appreciation                          January 13, 2003
  Portfolio
  ING Developing World Portfolio                                  January 13, 2003
  ING Hard Assets Portfolio                                       January 13, 2003
  ING Capital Guardian Managed Global                             January 13, 2003
  Portfolio
  ING International Portfolio                                     January 13, 2003
  ING JPMorgan Fleming International                              January 13, 2003
  Enhanced EAFE Portfolio
  ING Marsico Growth Portfolio                                    January 13, 2003
  ING Janus Growth and Income Portfolio                           January 13, 2003
  ING Janus Special Equity Portfolio                              January 13, 2003
  ING PIMCO Core Bond Portfolio                                   January 13, 2003
  ING Van Kampen Global Franchise Portfolio                       January 13, 2003

  ING T. Rowe Price Equity Income Portfolio                       January 13, 2003
  ING Capital Guardian Large Cap Value                            January 13, 2003
  Portfolio
  ING Capital Guardian Small Cap Portfolio                        January 13, 2003
  ING JPMorgan Fleming Small Cap Equity                           January 13, 2003
  Portfolio
  ING Van Kampen Real Estate Portfolio                            January 13, 2003
  ING Van Kampen Growth and Income                                January 13, 2003
  Portfolio

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                           June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                                  July 1, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                            June 13, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                           June 2, 2003
  ING Aeltus Money Market Fund                                      June 2, 2003
  ING Balanced Fund                                                 June 2, 2003
  ING Bond Fund                                                     June 2, 2003
  ING Classic Principal Protection Fund                             June 2, 2003
  ING Classic Principal Protection Fund II                          June 2, 2003
  ING Classic Principal Protection Fund III                         June 2, 2003
  ING Classic Principal Protection Fund IV                          June 2, 2003
  ING Government Fund                                               June 2, 2003
  ING Growth Fund                                                   June 9, 2003
  ING Growth & Income Fund                                          June 9, 2003
  ING Index Plus LargeCap Fund                                      June 9, 2003
  ING Index Plus MidCap Fund                                        June 9, 2003
  ING Index Plus Protection Fund                                    June 2, 2003
  ING Index Plus SmallCap Fund                                      June 9, 2003
  ING Small Company Fund                                            June 9, 2003
  ING Strategic Allocation Balanced Fund                            June 2, 2003
  ING Strategic Allocation Growth Fund                              June 2, 2003
  ING Strategic Allocation Income Fund                              June 2, 2003
  ING Technology Fund                                               June 2, 2003
  ING Value Opportunity Fund                                        June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                     July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                      July 7, 2003

  ING VP Strategic Allocation Balanced Portfolio                    July 7, 2003
  ING VP Strategic Allocation Income Portfolio                      July 7, 2003

ING VP BOND PORTFOLIO                                               July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                       July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                           July 7, 2003
  ING VP Index Plus LargeCap Portfolio                              July 7, 2003
  ING VP Index Plus MidCap Portfolio                                July 7, 2003
  ING VP Index Plus SmallCap Portfolio                              July 7, 2003
  ING VP Small Company Portfolio                                    July 7, 2003
  ING VP Technology Portfolio                                       July 7, 2003
  ING VP Value Opportunity Portfolio                                July 7, 2003

* This Amended Exhibit A will be effective with respect to this Fund upon the effective date of the initial Registration Statement with respect to the Fund.

[ING FUNDS LOGO]


August 28, 2003

Ms. Martha Pierce
Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003 respectively, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of the Funds to be added/included on the Amended Exhibit A to the Agreements as of September 2, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Amended Exhibit A by signing below.


If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:     /s/ Ira R. Rosner
        ------------------------------
Name:   IRA R. ROSNER
        ------------------------------
Title:  VICE PRESIDENT, Duly Authorized
        ------------------------------


7337 E. Doubletree Ranch Rd.            Tel: 480-477-3000              ING Funds
Scottsdale, AZ 85258-2034               Fax: 480-477-2700
                                        www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                            EFFECTIVE DATE
-----                                                            --------------
ING EQUITY TRUST
  ING Convertible Fund                                           June 9, 2003
  ING Disciplined LargeCap Fund                                  June 9, 2003
  ING Equity and Bond Fund                                       June 9, 2003
  ING Financial Services Fund                                    June 9, 2003
  ING Growth Opportunities Fund                                  June 9, 2003
  ING LargeCap Growth Fund                                       June 9, 2003
  ING Large Company Value Fund                                   June 9, 2003
  ING MidCap Opportunities Fund                                  June 9, 2003
  ING MidCap Value Fund                                          June 9, 2003
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                               May 1, 2003
  ING Principal Protection Fund VIII                                  TBD
  ING Principal Protection Fund IX                                    TBD
  ING Real Estate Fund                                           June 9, 2003
  ING SmallCap Opportunities Fund                                June 9, 2003
  ING SmallCap Value Fund                                        June 9, 2003
  ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                  April 7, 2003
  ING GNMA Income Fund                                           April 7, 2003
  ING High Yield Bond Fund                                       April 7, 2003
  ING High Yield Opportunity Fund                                April 7, 2003
  ING Intermediate Bond Fund                                     April 7, 2003
  ING Lexington Money Market Trust                               April 7, 2003
  ING Money Market Fund                                          April 7, 2003
  ING National Tax-Exempt Bond Fund                              April 7, 2003
  ING Strategic Bond Fund                                        April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                        July 14, 2003
  ING GET Fund - Series E                                        July 14, 2003
  ING GET Fund - Series G                                        July 14, 2003
  ING GET Fund - Series H                                        July 14, 2003
  ING GET Fund - Series I                                        July 14, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

  ING GET Fund - Series J                                        July 14, 2003
  ING GET Fund - Series K                                        July 14, 2003
  ING GET Fund - Series L                                        July 14, 2003
  ING GET Fund - Series M                                        July 14, 2003
  ING GET Fund - Series N                                        July 14, 2003
  ING GET Fund - Series P                                        July 14, 2003
  ING GET Fund - Series Q                                        July 14, 2003
  ING GET Fund - Series R                                        July 14, 2003
  ING GET Fund - Series S                                        July 14, 2003
  ING GET Fund - Series T                                        July 14, 2003
  ING GET Fund - Series U                                        July 14, 2003
  ING GET Fund - Series V                                        March 13, 2003

ING INVESTMENT FUNDS, INC.                                       June 9, 2003
  ING MagnaCap Fund

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                January 13, 2003
  ING Capital Guardian Managed Global Portfolio                 January 13, 2003
  ING Capital Guardian Small Cap Portfolio                      January 13, 2003
  ING Developing World Portfolio                                January 13, 2003
  ING Eagle Asset Value Equity Portfolio                        January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Growth and Income Portfolio                        January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio              January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Fundamental Growth Portfolio                      January 6, 2003
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

  ING MFS Research Portfolio                                   January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING Salomon Brothers All Cap Portfolio                        January 6, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                               January 6, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003
                                                               January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                        June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                               July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                        June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                             TBD
  ING GET U.S. Core Portfolio - Series 4                             TBD
  ING GET U.S. Core Portfolio - Series 5                             TBD
  ING GET U.S. Core Portfolio - Series 6                             TBD
  ING GET U.S. Opportunity Portfolio - Series 1                      TBD
  ING GET U.S. Opportunity Portfolio - Series 2                      TBD

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                        June 2, 2003
  ING Aeltus Money Market Fund                                   June 2, 2003
  ING Balanced Fund                                              June 2, 2003
  ING Bond Fund                                                  June 2, 2003
  ING Classic Principal Protection Fund I                        June 2, 2003
  ING Classic Principal Protection Fund II                       June 2, 2003
  ING Classic Principal Protection Fund III                      June 2, 2003
  ING Classic Principal Protection Fund IV                       June 2, 2003
  ING Government Fund                                            June 2, 2003
  ING Growth Fund                                                June 9, 2003
  ING Growth & Income Fund                                       June 9, 2003
  ING Index Plus LargeCap Fund                                   June 9, 2003
  ING Index Plus MidCap Fund                                     June 9, 2003
  ING Index Plus Protection Fund                                 June 2, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Technology Fund                                            June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Technology Portfolio                                    July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

  * This Amended Exhibit A will be effective with respect to the Funds upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]


September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286


Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund VIII, a newly established fund of ING Equity Trust (the "New Fund") to be included on the Amended Exhibit A to the Agreements as of October 1, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. McGANN
        --------------------------------
Title:  VICE PRESIDENT, Duly Authorized
        --------------------------------


7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 8525S-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                            EFFECTIVE DATE
-----                                                            ---------------
ING EQUITY TRUST
  ING Convertible Fund                                           June 9, 2003
  ING Disciplined LargeCap Fund                                  June 9, 2003
  ING Equity and Bond Fund                                       June 9, 2003
  ING Financial Services Fund                                    June 9, 2003
  ING Growth Opportunities Fund                                  June 9, 2003
  ING LargeCap Growth Fund                                       June 9, 2003
  ING Large Company Value Fund                                   June 9, 2003
  ING MidCap Opportunities Fund                                  June 9, 2003
  ING MidCap Value Fund                                          June 9, 2003
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                               May 1, 2003
  ING Principal Protection Fund VIII                            October 1, 2003
  ING Principal Protection Fund IX                                    TED
  ING Real Estate Fund                                           June 9, 2003
  ING SmallCap Opportunities Fund                                June 9, 2003
  ING SmallCap Value Fund                                        June 9, 2003
  ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                  April 7, 2003
  ING GNMA Income Fund                                           April 7, 2003
  ING High Yield Bond Fund                                       April 7, 2003
  ING High Yield Opportunity Fund                                April 7, 2003
  ING Intermediate Bond Fund                                     April 7, 2003
  ING Lexington Money Market Trust                               April 7, 2003
  ING Money Market Fund                                          April 7, 2003
  ING National Tax-Exempt Bond Fund                              April 7, 2003
  ING Strategic Bond Fund                                        April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                        July 14, 2003
  ING GET Fund - Series E                                        July 14, 2003
  ING GET Fund - Series G                                        July 14, 2003
  ING GET Fund - Series H                                        July 14, 2003
  ING GET Fund - Series I                                        July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                        July 14, 2003
  ING GET Fund - Series K                                        July 14, 2003
  ING GET Fund - Series L                                        July 14, 2003
  ING GET Fund - Series M                                        July 14, 2003
  ING GET Fund - Series N                                        July 14, 2003
  ING GET Fund - Series P                                        July 14, 2003
  ING GET Fund - Series Q                                        July 14, 2003
  ING GET Fund - Series R                                        July 14, 2003
  ING GET Fund - Series S                                        July 14, 2003
  ING GET Fund - Series T                                        July 14, 2003
  ING GET Fund - Series U                                        July 14, 2003
  ING GET Fund - Series V                                        March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                                June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Porfolio                               January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  ING Eagle Asset Value Equity Portfolio                        January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Growth and Income Portfolio                        January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio              January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Fundamental Growth Portfolio                      January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Research Portfolio                                   January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING Salomon Brothers All Cap Portfolio                       January 6, 2003
  ING Salomon Brothers Investors Portfolio                     January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                              January 6, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003
                                                               January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                        June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                               July 1, 2003
  ING Global Equity Dividend Fund                             September 2, 2003

ING VARIABLE INSURANCE Trust
  ING GET U.S. Core Portfolio - Series 1                         June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                             TBD
  ING GET U.S. Core Portfolio - Series 4                             TBD
  ING GET U.S. Core Portfolio - Series 5                             TBD
  ING GET U.S. Core Portfolio - Series 6                             TBD
  ING GET U.S. Opportunity Portfolio - Series 1                      TBD
  ING GET U.S. Opportunity Portfolio - Series 2                      TBD

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                        June 2, 2003
  ING Aeltus Money Market Fund                                   June 2, 2003
  ING Balanced Fund                                              June 2, 2003
  ING Bond Fund                                                  June 2, 2003
  ING Classic Principal Protection Fund I                        June 2, 2003
  ING Classic Principal Protection Fund II                       June 2, 2003
  ING Classic Principal Protection Fund III                      June 2, 2003
  ING Classic Principal Protection Fund IV                       June 2, 2003
  ING Government Fund                                            June 2, 2003
  ING Growth Fund                                                June 9, 2003
  ING Growth & Income Fund                                       June 9, 2003
  ING Index Plus LargeCap Fund                                   June 9, 2003
  ING Index Plus MidCap Fund                                     June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
  ING Index Plus Protection Fund                                    June 2, 2003
  ING Index Plus SmallCap Fund                                      June 9, 2003
  ING Small Company Fund                                            June 9, 2003
  ING Strategic Allocation Balanced Fund                            June 2, 2003
  ING Strategic Allocation Growth Fund                              June 2, 2003
  ING Strategic Allocation Income Fund                              June 2, 2003
  ING Technology Fund                                               June 2, 2003
  ING Value Opportunity Fund                                        June 9, 2003

ING VP BALANCED PORTFOLIOS INC.                                     July 7, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                      July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                    July 7, 2003
  ING VP Strategic Allocation Income Portfolio                      July 7, 2003

ING VP BOND PORTFOLIO                                               July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                       July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                July 7, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                           July 7, 2003
  ING VP Index Plus LargeCap Portfolio                              July 7, 2003
  ING VP Index Plus MidCap Portfolio                                July 7, 2003
  ING VP Index Plus SmallCap Portfolio                              July 7, 2003
  ING VP Small Company Portfolio                                    July 7, 2003
  ING VP Technology Portfolio                                       July 7, 2003
  ING VP Value Opportunity Portfolio                                July 7, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]


September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement and Fund Accounting Agreement each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING VP Convertible Portfolio, ING VP Disciplined LargeCap Portfolio, ING VP Growth Opportunities Portfolio, ING VP Growth + Value Portfolio, ING VP High Yield Bond Portfolio, ING VP Large Company Value Portfolio, ING VP LargeCap Growth Portfolio, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio, ING VP Natural Resources Trust, ING VP SmallCap Opportunities Portfolio, The Asset Allocation Portfolio, The Bond Portfolio, The Money Market Portfolio and The Stock Portfolio, (the "Funds") to be included on the Amended Exhibit A to the Agreements as of October 6, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York


By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. McGANN
        --------------------------------
Title:  VICE PRESIDENT, Duly Authorized
        --------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480-477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                            EFFECTIVE DATE
-----                                                            ---------------
ING EQUITY TRUST
  ING Convertible Fund                                             June 9, 2003
  ING Disciplined LargeCap Fund                                    June 9, 2003
  ING Equity and Bond Fund                                         June 9, 2003
  ING Financial Services Fund                                      June 9, 2003
  ING Growth Opportunities Fund                                    June 9, 2003
  ING LargeCap Growth Fund                                         June 9, 2003
  ING Large Company Value Fund                                     June 9, 2003
  ING MidCap Opportunities Fund                                    June 9, 2003
  ING MidCap Value Fund                                            June 9, 2003
  ING Principal Protection Fund                                    June 2, 2003
  ING Principal Protection Fund II                                 June 2, 2003
  ING Principal Protection Fund III                                June 2, 2003
  ING Principal Protection Fund IV                                 June 2, 2003
  ING Principal Protection Fund V                                  June 2, 2003
  ING Principal Protection Fund VI                                 June 2, 2003
  ING Principal Protection Fund VII                                 May 1, 2003
  ING Principal Protection Fund VIII                             October 1, 2003
  ING Principal Protection Fund IX                                     TBD
  ING Real Estate Fund                                             June 9, 2003
  ING SmallCap Opportunities Fund                                  June 9, 2003
  ING SmallCap Value Fund                                          June 9, 2003
  ING Tax Efficient Equity Fund                                    June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                   April 7, 2003
  ING GNMA Income Fund                                            April 7, 2003
  ING High Yield Bond Fund                                        April 7, 2003
  ING High Yield Opportunity Fund                                 April 7, 2003
  ING Intermediate Bond Fund                                      April 7, 2003
  ING Lexington Money Market Trust                                April 7, 2003
  ING Money Market Fund                                           April 7, 2003
  ING National Tax-Exempt Bond Fund                               April 7, 2003
  ING Strategic Bond Fund                                         April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                         July 14, 2003
  ING GET Fund - Series E                                         July 14, 2003
  ING GET Fund - Series G                                         July 14, 2003
  ING GET Fund - Series H                                         July 14, 2003
  ING GET Fund - Series I                                         July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                        July 14, 2003
  ING GET Fund - Series K                                        July 14, 2003
  ING GET Fund - Series L                                        July 14, 2003
  ING GET Fund - Series M                                        July 14, 2003
  ING GET Fund - Series N                                        July 14, 2003
  ING GET Fund - Series P                                        July 14, 2003
  ING GET Fund - Series Q                                        July 14, 2003
  ING GET Fund - Series R                                        July 14, 2003
  ING GET Fund - Series S                                        July 14, 2003
  ING GET Fund - Series T                                        July 14, 2003
  ING GET Fund - Series U                                        July 14, 2003
  ING GET Fund - Series V                                        March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  ING Eagle Asset Value Equity Portfolio                        January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
  ING Hard Assets Portfolio                                   January 13, 2003
  ING International Portfolio                                 January 13, 2003
  ING Janus Growth and Income Portfolio                       January 13, 2003
  ING Janus Special Equity Portfolio                          January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio             January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Fundamental Growth Portfolio                      January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
  ING MFS Mid Cap Growth Portfolio                              January 13, 2003
  ING MFS Research Portfolio                                    January 13, 2003
  ING MFS Total Return Portfolio                                January 13, 2003
  ING PIMCO Core Bond Portfolio                                 January 13, 2003
  ING Salomon Brothers All Cap Portfolio                        January 6, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio              January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                     January 13, 2003
  ING UBS U.S. Balanced Portfolio                               January 6, 2003
  ING Van Kampen Global Franchise Portfolio                     January 13, 2003
  ING Van Kampen Growth and Income Portfolio                    January 13, 2003
  ING Van Kampen Real Estate Portfolio                          January 13, 2003
                                                                January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                         June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                                July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                        June 2, 2003
  ING Aeltus Money Market Fund                                   June 2, 2003
  ING Balanced Fund                                              June 2, 2003
  ING Bond Fund                                                  June 2, 2003
  ING Classic Principal Protection Fund I                        June 2, 2003
  ING Classic Principal Protection Fund II                       June 2, 2003
  ING Classic Principal Protection Fund III                      June 2, 2003
  ING Classic Principal Protection Fund IV                       June 2, 2003
  ING Government Fund                                            June 2, 2003
  ING Growth Fund                                                June 9, 2003
  ING Growth & Income Fund                                       June 9, 2003
  ING Index Plus LargeCap Fund                                   June 9, 2003
  ING Index Plus MidCap Fund                                     June 9, 2003
  ING Index Plus Protection Fund                                 June 2, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003
  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Technology Fund                                            June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                         June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                             TBD
  ING GET U.S. Core Portfolio - Series 4                             TBD
  ING GET U.S. Core Portfolio - Series 5                             TBD
  ING GET U.S. Core Portfolio - Series 6                             TBD
  ING GET U.S. Opportunity Portfolio - Series 1                      TBD
  ING GET U.S. Opportunity Portfolio - Series 2                      TBD

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Technology Portfolio                                    July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                  October 6, 2003
  ING VP Disciplined LargeCap Portfolio                         October 6, 2003
  ING VP Growth + Value Portfolio                               October 6, 2003
  ING VP Growth Opportunities Portfolio                         October 6, 2003
  ING VP High Yield Bond Portfolio                              October 6, 2003
  ING VP Large Company Value Portfolio                          October 6, 2003
  ING VP LargeCap Growth Portfolio                              October 6, 2003
  ING VP MagnaCap Portfolio                                     October 6, 2003
  ING VP MidCap Opportunities Portfolio                         October 6, 2003
  ING VP SmallCap Opportunities Portfolio                       October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND                                             October 6, 2003
  The Asset Allocation Portfolio                               October 6, 2003
  The Bond Portfolio                                           October 6, 2003
  The Money Market Portfolio                                   October 6, 2003
  The Stock Portfolio                                          October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

                                AMENDED EXHIBIT A

FUND*                                                            EFFECTIVE DATE
-----                                                            ---------------
ING EQUITY TRUST
  ING Convertible Fund                                            June 9, 2003
  ING Disciplined LargeCap Fund                                   June 9, 2003
  ING Equity and Bond Fund                                        June 9, 2003
  ING Financial Services Fund                                     June 9, 2003
  ING Growth Opportunities Fund                                   June 9, 2003
  ING LargeCap Growth Fund                                        June 9, 2003
  ING Large Company Value Fund                                    June 9, 2003
  ING MidCap Opportunities Fund                                   June 9, 2003
  ING MidCap Value Fund                                           June 9, 2003
  ING Principal Protection Fund                                   June 2, 2003
  ING Principal Protection Fund II                                June 2, 2003
  ING Principal Protection Fund III                               June 2, 2003
  ING Principal Protection Fund IV                                June 2, 2003
  ING Principal Protection Fund V                                 June 2, 2003
  ING Principal Protection Fund VI                                June 2, 2003
  ING Principal Protection Fund VII                                May 1, 2003
  ING Principal Protection Fund VIII                           October 1, 2003
  ING Principal Protection Fund IX                                     TBD
  ING Real Estate Fund                                           June 9, 2003
  ING SmallCap Opportunities Fund                                June 9, 2003
  ING SmallCap Value Fund                                        June 9, 2003
  ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                  April 7, 2003
  ING GNMA Income Fund                                           April 7, 2003
  ING High Yield Bond Fund                                       April 7, 2003
  ING High Yield Opportunity Fund                                April 7, 2003
  ING Intermediate Bond Fund                                     April 7, 2003
  ING Lexington Money Market Trust                               April 7, 2003
  ING Money Market Fund                                          April 7, 2003
  ING National Tax-Exempt Bond Fund                              April 7, 2003
  ING Strategic Bond Fund                                        April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                        July 14, 2003
  ING GET Fund - Series E                                        July 14, 2003
  ING GET Fund - Series G                                        July 14, 2003
  ING GET Fund-Series H                                          July 14, 2003
  ING GET Fund - Series I                                        July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                        July 14, 2003
  ING GET Fund - Series K                                        July 14, 2003
  ING GET Fund - Series L                                        July 14, 2003
  ING GET Fund - Series M                                        July 14, 2003
  ING GET Fund - Series N                                        July 14, 2003
  ING GET Fund - Series P                                        July 14, 2003
  ING GET Fund - Series Q                                        July 14, 2003
  ING GET Fund - Series R                                        July 14, 2003
  ING GET Fund - Series S                                        July 14, 2003
  ING GET Fund - Series T                                        July 14, 2003
  ING GET Fund - Series U                                        July 14, 2003
  ING GET Fund - Series V                                        March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                               June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 1, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  ING Eagle Asset Value Equity Portfolio                        January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Growth and Income Portfolio                        January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio              January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Fundamental Growth Portfolio                      January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Research Portfolio                                   January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING Salomon Brothers All Cap Portfolio                        January 6, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                              January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                        June 9, 2003

ING MUTUAL FUNDS
  ING Foreign Fund                                               July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                        June 2, 2003
  ING Aeltus Money Market Fund                                   June 2, 2003
  ING Balanced Fund                                              June 2, 2003
  ING Bond Fund                                                  June 2, 2003
  ING Classic Principal Protection Fund I                        June 2, 2003
  ING Classic Principal Protection Fund II                       June 2, 2003
  ING Classic Principal Protection Fund III                      June 2, 2003
  ING Classic Principal Protection Fund IV                       June 2, 2003
  ING Government Fund                                            June 2, 2003
  ING Growth Fund                                                June 9, 2003
  ING Growth & Income Fund                                       June 9, 2003
  ING Index Plus LargeCap Fund                                   June 9, 2003
  ING Index Plus MidCap Fund                                     June 9, 2003
  ING Index Plus Protection Fund                                 June 2, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003
  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Technology Fund                                            June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003
  IMG Variable Funds                                             July 7, 2003
  ING VP Growth and Income Portfolio

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1                      June 13, 2003
   ING GET U.S. Core Portfolio - Series 2                     September 12, 2003
   ING GET U.S. Core Portfolio - Series 3                           TBD
   ING GET U.S. Core Portfolio - Series 4                           TBD
   ING GET U.S. Core Portfolio - Series 5                           TBD
   ING GET U.S. Core Portfolio - Series 6                           TBD
   ING GET U.S. Opportunity Portfolio - Series 1                    TBD
   ING GET U.S. Opportunity Portfolio - Series 2                    TBD

ING VARIABLE PORTFOLIOS, INC.
   ING VP Growth Portfolio                                       July 7, 2003
   ING VP Index Plus LargeCap Portfolio                          July 7, 2003
   ING VP Index Plus MidCap Portfolio                            July 7, 2003
   ING VP Index Plus SmallCap Portfolio                          July 7, 2003
   ING VP Small Company Portfolio                                July 7, 2003
   ING VP Technology Portfolio                                   July 7, 2003
   ING VP Value Opportunity Portfolio                            July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Convertible Portfolio                                October 6, 2003
   ING VP Disciplined LargeCap Portfolio                       October 6, 2003
   ING VP Growth + Value Portfolio                             October 6, 2003
   ING VP Growth Opportunities Portfolio                       October 6, 2003
   ING VP High Yield Bond Portfolio                            October 6, 2003
   ING VP Large Company Value Portfolio                        October 6, 2003
   ING VP LargeCap Growth Portfolio                            October 6, 2003
   ING VP MagnaCap Portfolio                                   October 6, 2003
   ING VP MidCap Opportunities Portfolio                       October 6, 2003
   ING VP SmallCap Opportunities Portfolio                     October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING VP BOND PORTFOLIO                                            July 1, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 1, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective dale of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VP NATURAL RESOURCES TRUST                                   October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                 October 6, 2003
  The Bond Portfolio                                             October 6, 2003
  The Money Market Portfolio                                     October 6, 2003
  The Stock Portfolio                                            October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

October 17, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Emerging Countries Fund, ING Global Real Estate Fund, ING International Fund, ING International Growth Fund, ING International SmallCap Growth Fund, ING International Value Fund, ING Precious Metals Fund, ING Russia Fund, ING VP Emerging Markets Fund, ING VP International Equity Portfolio, ING VP International Value Portfolio, ING VP Worldwide Growth Portfolio and ING Worldwide Growth Fund (the "Funds") to be included on the Amended Exhibit A to the Agreements as of November 3, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. MCGANN
        --------------------------------
Title:  VICE PRESIDENT, Duly Authorized
        --------------------------------
        10/22/03


7337 E. Doubletree Ranch Rd.          Tel: 480-477-3000     ING Investments, LLC
Scottsdale, AZ 85258-2034             Fax: 480-477-2700
                                      www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                            EFFECTIVE DATE
-----                                                            --------------
ING EQUITY TRUST
  ING Convertible Fund                                           June 9, 2003
  ING Disciplined LargeCap Fund                                  June 9, 2003
  ING Equity and Bond Fund                                       June 9, 2003
  ING Financial Services Fund                                    June 9, 2003
  ING Growth Opportunities Fund                                  June 9, 2003
  ING LargeCap Growth Fund                                       June 9, 2003
  ING Large Company Value Fund                                   June 9, 2003
  ING MidCap Opportunities Fund                                  June 9, 2003
  ING MidCap Value Fund                                          June 9, 2003
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                              May 1, 2003
  ING Principal Protection Fund VIII                           October 1, 2003
  ING Principal Protection Fund IX                                   TBD
  ING Real Estate Fund                                            June 9, 2003
  ING SmallCap Opportunities Fund                                 June 9, 2003
  ING SmallCap Value Fund                                         June 9, 2003
  ING Tax Efficient Equity Fund                                   June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                  April 7, 2003
  ING GNMA Income Fund                                           April 7, 2003
  ING High Yield Bond Fund                                       April 7, 2003
  ING High Yield Opportunity Fund                                April 7, 2003
  ING Intermediate Bond Fund                                     April 7, 2003
  ING Lexington Money Market Trust                               April 7, 2003
  ING Money Market Fund                                          April 7, 2003
  ING National Tax-Exempt Bond Fund                              April 7, 2003
  ING Strategic Bond Fund                                        April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                        July 14, 2003
  ING GET Fund - Series E                                        July 14, 2003
  ING GET Fund - Series G                                        July 14, 2003
  ING GET Fund - Series H                                        July 14, 2003
  ING GET Fund - Series I                                        July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                        July 14, 2003
  ING GET Fund - Series K                                        July 14, 2003
  ING GET Fund - Series L                                        July 14, 2003
  ING GET Fund - Series M                                        July 14, 2003
  ING GET Fund - Series N                                        July 14, 2003
  ING GET Fund - Series P                                        July 14, 2003
  ING GET Fund - Series Q                                        July 14, 2003
  ING GET Fund - Series R                                        July 14, 2003
  ING GET Fund - Series S                                        July 14, 2003
  ING GET Fund - Series T                                        July 14, 2003
  ING GET Fund - Series U                                        July 14, 2003
  ING GET Fund - Series V                                        March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  ING Eagle Asset Value Equity Portfolio                        January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Growth and Income Portfolio                        January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio              January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Fundamental Growth Portfolio                      January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Research Portfolio                                   January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                                      TBD
  ING Salomon Brothers All Cap Portfolio                        January 6, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                               January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                        June 9, 2003
  ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                  November 3, 2003
  ING Foreign Fund                                               July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003
  ING Global Real Estate Fund                                  November 3, 2003
  ING International Fund                                       November 3, 2003
  ING International SmallCap Growth Fund                       November 3, 2003
  ING Precious Metals Fund                                     November 3, 2003
  ING Russia Fund                                              November 3, 2003
  ING Worldwide Growth Fund                                    November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                        June 2, 2003
  ING Aeltus Money Market Fund                                   June 2, 2003
  ING Balanced Fund                                              June 2, 2003
  ING Bond Fund                                                  June 2, 2003
  ING Classic Principal Protection Fund I                        June 2, 2003
  ING Classic Principal Protection Fund II                       June 2, 2003
  ING Classic Principal Protection Fund III                      June 2, 2003
  ING Classic Principal Protection Fund IV                       June 2, 2003
  ING Government Fund                                            June 2, 2003
  ING Growth Fund                                                June 9, 2003
  ING Growth and Income Fund                                     June 9, 2003
  ING Index Plus LargeCap Fund                                   June 9, 2003
  ING Index Plus MidCap Fund                                     June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
  ING Index Plus Protection Fund                                 June 2, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003
  ING International Growth Fund                                November 3, 2003
  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Technology Fund                                            June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                         June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
  ING GET U.S. Gore Portfolio - Series 3                              TBD
  ING GET U.S. Core Portfolio - Series 4                              TBD
  ING GET U.S. Core Portfolio - Series 5                              TBD
  ING GET U.S. Core Portfolio - Series 6                              TBD
  ING GET U.S. Opportunity Portfolio - Series 1                       TBD
  ING GET U.S. Opportunity Portfolio - Series 2                       TBD
  ING VP Worldwide Growth Portfolio                            November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP International Equity Portfolio                        November 3, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Technology Portfolio                                    July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                 October 6, 2003
  ING VP Disciplined LargeCap Portfolio                        October 6, 2003
  ING VP Growth + Value Portfolio                              October 6, 2003
  ING VP Growth Opportunities Portfolio                        October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
  ING VP High Yield Bond Portfolio                             October 6, 2003
  ING VP International Value Portfolio                         November 3, 2003
  ING VP Large Company Value Portfolio                         October 6, 2003
  ING VP LargeCap Growth Portfolio                             October 6, 2003
  ING VP MagnaCap Portfolio                                    October 6, 2003
  ING VP MidCap Opportunities Portfolio                        October 6, 2003
  ING VP SmallCap Opportunities Portfolio                      October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                             November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VP NATURAL RESOURCES TRUST                                 October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                               October 6, 2003
  The Bond Portfolio                                           October 6, 2003
  The Money Market Portfolio                                   October 6, 2003
  The Stock Portfolio                                          October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]

October 29, 2003

Ms. Mary Jean Milner
Vice President, Mutual Funds Relationship Management
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING PIMCO High Yield Portfolio and ING Stock Index Portfolio, two newly established funds of ING Investors Trust (the "New Funds") to be included on the Amended Exhibit A to the Agreements as of November 5, 2003 as shown.

Please signify your acceptance to provide services under the Agreements with respect to the New Funds by signing below.


If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President & Chief
                                             Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. MCGANN
        --------------------------------
Title:  VICE PRESIDENT, Duly Authorized
        --------------------------------

7337 E. Doubletree Ranch Rd.       Tel: 480 477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034          Fax: 480477-2700
                                   www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                            EFFECTIVE DATE
-----                                                            --------------
ING EQUITY TRUST
  ING Convertible Fund                                             June 9, 2003
  ING Disciplined LargeCap Fund                                    June 9, 2003
  ING Equity and Bond Fund                                         June 9, 2003
  ING Financial Services Fund                                      June 9, 2003
  ING Growth Opportunities Fund                                    June 9, 2003
  ING LargeCap Growth Fund                                         June 9, 2003
  ING Large Company Value Fund                                     June 9, 2003
  ING MidCap Opportunities Fund                                    June 9, 2003
  ING MidCap Value Fund                                            June 9, 2003
  ING Principal Protection Fund                                    June 2, 2003
  ING Principal Protection Fund II                                 June 2, 2003
  ING Principal Protection Fund III                                June 2, 2003
  ING Principal Protection Fund IV                                 June 2, 2003
  ING Principal Protection Fund V                                  June 2, 2003
  ING Principal Protection Fund VI                                 June 2, 2003
  ING Principal Protection Fund VII                                May 1, 2003
  ING Principal Protection Fund VIII                             October 1, 2003
  ING Principal Protection Fund IX                                     TBD
  ING Real Estate Fund                                            June 9, 2003
  ING SmallCap Opportunities Fund                                 June 9, 2003
  ING SmallCap Value Fund                                         June 9, 2003
  ING Tax Efficient Equity Fund                                   June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                   April 7, 2003
  ING GNMA Income Fund                                            April 7, 2003
  ING High Yield Bond Fund                                        April 7, 2003
  ING High Yield Opportunity Fund                                 April 7, 2003
  ING Intermediate Bond Fund                                      April 7, 2003
  ING Lexington Money Market Trust                                April 7, 2003
  ING Money Market Fund                                           April 7, 2003
  ING National Tax-Exempt Bond Fund                               April 7, 2003
  ING Strategic Bond Fund                                         April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                         July 14, 2003
  ING GET Fund - Series E                                         July 14, 2003
  ING GET Fund - Series G                                         July 14, 2003
  ING GET Fund - Series H                                         July 14, 2003
  ING GET Fund - Series I                                         July 14, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                        July 14, 2003
  ING GET Fund - Series K                                        July 14, 2003
  ING GET Fund - Series L                                        July 14, 2003
  ING GET Fund - Series M                                        July 14, 2003
  ING GET Fund - Series N                                        July 14, 2003
  ING GET Fund - Series P                                        July 14, 2003
  ING GET Fund - Series Q                                        July 14, 2003
  ING GET Fund - Series R                                        July 14, 2003
  ING GET Fund - Series S                                        July 14, 2003
  ING GET Fund - Series T                                        July 14, 2003
  ING GET Fund - Series U                                        July 14, 2003
  ING GET Fund - Series V                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                January 13, 2003
  ING Capital Guardian Managed Global Portfolio                 January 13, 2003
  ING Capital Guardian Small Cap Portfolio                      January 13, 2003
  ING Developing World Portfolio                                January 13, 2003
  ING Eagle Asset Value Equity Portfolio                        January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)Portfolio            January 6, 2003
  ING Hard Assets Portfolio                                     January 13, 2003
  ING International Portfolio                                   January 13, 2003
  ING Janus Growth and Income Portfolio                         January 13, 2003
  ING Janus Special Equity Portfolio                            January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Fleming Small Cap Equity Portfolio               January 13, 2003
  ING Julius Baer Foreign Portfolio                             January 13, 2003
  ING Limited Maturity Bond Portfolio                            January 6, 2003
  ING Liquid Assets Portfolio                                    January 6, 2003
  ING Marsico Growth Portfolio                                  January 13, 2003
  ING Mercury Focus Value Portfolio                              January 6, 2003
  ING Mercury Fundamental Growth Portfolio                       January 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
  ING MFS Mid Cap Growth Portfolio                              January 13, 2003
  ING MFS Research Portfolio                                    January 13, 2003
  ING MFS Total Return Portfolio                                January 13, 2003
  ING PIMCO Core Bond Portfolio                                 January 13, 2003
  ING PIMCO High Yield Portfolio                                November 5, 2003
  ING Salomon Brothers All Cap Portfolio                         January 6, 2003
  ING Salomon Brothers Investors Portfolio                       January 6, 2003
  ING Stock Index Portfolio                                     November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio              January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                     January 13, 2003
  ING UBS U.S. Balanced Portfolio                                 January 6, 2003
  ING Van Kampen Equity Growth Portfolio                        January 13, 2003
  ING Van Kampen Global Franchise Portfolio                     January 13, 2003
  ING Van Kampen Growth and Income Portfolio                    January 13, 2003
  ING Van Kampen Real Estate Portfolio                          January 13, 2003

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                         June 9, 2003
  ING International Value Fund                                  November 3, 2003
                                                                November 3, 2003
ING MUTUAL FUNDS
  ING Emerging Countries Fund
  ING Foreign Fund                                                July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003
  ING Global Real Estate Fund                                   November 3, 2003
  ING International Fund                                        November 3, 2003
  ING International SmallCap Growth Fund                        November 3, 2003
  ING Precious Metals Fund                                      November 3, 2003
  ING Russia Fund                                               November 3, 2003
  ING Worldwide Growth Fund                                     November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                         June 2, 2003
  ING Aeltus Money Market Fund                                    June 2, 2003
  ING Balanced Fund                                               June 2, 2003
  ING Bond Fund                                                   June 2, 2003
  ING Classic Principal Protection Fund I                         June 2, 2003
  ING Classic Principal Protection Fund II                        June 2, 2003
  ING Classic Principal Protection Fund III                       June 2, 2003
  ING Classic Principal Protection Fund IV                        June 2, 2003
  ING Government Fund                                             June 2, 2003
  ING Growth Fund                                                 June 9, 2003
  ING Growth and Income Fund                                      June 9, 2003
  ING Index Plus LargeCap Fund                                    June 9, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
  ING Index Plus MidCap Fund                                     June 9, 2003
  ING Index Plus Protection Fund                                 June 2, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003
  ING International Growth Fund                                November 3, 2003
  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Technology Fund                                            June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                        June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                              TBD
  ING GET U.S. Core Portfolio - Series 4                              TBD
  ING GET U.S. Core Portfolio - Series 5                              TBD
  ING GET U.S. Core Portfolio - Series 6                              TBD
  ING GET U.S. Opportunity Portfolio - Series 1                       TBD
  ING GET U.S. Opportunity Portfolio - Series 2                       TBD
  ING VP Worldwide Growth Portfolio                             November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP International Equity Portfolio                         November 3, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Technology Portfolio                                    July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                 October 6, 2003
  ING VP Disciplined LargeCap Portfolio                        October 6, 2003
  ING VP Growth + Value Portfolio                              October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST (CONTINUED)
  ING VP Growth Opportunities Portfolio                          October 6, 2003
  ING VP High Yield Bond Portfolio                               October 6, 2003
  ING VP International Value Portfolio                          November 3, 2003
  ING VP Large Company Value Portfolio                           October 6, 2003
  ING VP LargeCap Growth Portfolio                               October 6, 2003
  ING VP MagnaCap Portfolio                                      October 6, 2003
  ING VP MidCap Opportunities Portfolio                          October 6, 2003
  ING VP SmallCap Opportunities Portfolio                        October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING VP BOND PORTFOLIO                                             July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                              November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                   October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                October 6, 2003
  The Bond Portfolio                                            October 6, 2003
  The Money Market Portfolio                                    October 6, 2003
  The Stock Portfolio                                           October 6, 2003

  * This Amended Exhibit A will be effective with respect to each Fund upon the effective date of the post effective amendment to the Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]


February 1, 2004


Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New  York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING LargeCap Value Fund (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements as of February 1, 2004 as shown.

The AMENDED EXHIBIT A has also been updated (1) by the removal of ING Large Company Value Fund and ING VP Large Company Value Portfolio as these Funds were recently dissolved; (2) to reflect the recent name change of ING JPMorgan Fleming Small Cap Equity Portfolio to ING JPMorgan Small Cap Equity Portfolio; and (3) to reflect the effective date of February 2, 2004 for ING Principal Protection Fund IX.

Please signify your acceptance to provide services under the Agreements with respect to the Fund by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely;

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. McGANN
        --------------------------------
Title:  VICE PRESIDENT, Duly Authorized
        --------------------------------

7337 E. Doubletree Ranch Rd.          Tel: 480-477-3000     ING Investments, LLC
Scottsdale, AZ 85258-2034             Fax: 480-477-2700
                                      www.ingfunds.com

                                AMENDED EXHIBIT A

FUND*                                                          EFFECTIVE DATE
-----                                                          --------------
ING EQUITY TRUST
  ING Convertible Fund                                           June 9, 2003
  ING Disciplined LargeCap Fund                                  June 9, 2003
  ING Equity and Bond Fund                                       June 9, 2003
  ING Financial Services Fund                                    June 9, 2003
  ING Growth Opportunities Fund                                  June 9, 2003
  ING LargeCap Growth Fund                                       June 9, 2003
  ING LargeCap Value Fund                                      February 1, 2004
  ING MidCap Opportunities Fund                                  June 9, 2003
  ING MidCap Value Fund                                          June 9, 2003
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                               May 1, 2003
  ING Principal Protection Fund VIII                            October 1, 2003
  ING Principal Protection Fund IX                             February 2, 2004
  ING Real Estate Fund                                           June 9, 2003
  ING SmallCap Opportunities Fund                                June 9, 2003
  ING SmallCap Value Fund                                        June 9, 2003
  ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                 April 7, 2003
  ING GNMA Income Fund                                          April 7, 2003
  ING High Yield Bond Fund                                      April 7, 2003
  ING High Yield Opportunity Fund                               April 7, 2003
  ING Intermediate Bond Fund                                    April 7, 2003
  ING Lexington Money Market Trust                              April 7, 2003
  ING Money Market Fund                                         April 7, 2003
  ING National Tax-Exempt Bond Fund                             April 7, 2003
  ING Strategic Bond Fund                                       April 7, 2003

ING GET FUND
  ING GET Fund - Series D                                       July 14, 2003
  ING GET Fund - Series E                                       July 14, 2003
  ING GET Fund - Series G                                       July 14, 2003
  ING GET Fund - Series H                                       July 14, 2003
  ING GET Fund - Series I                                       July 14, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING GET FUND (CONTINUED)
  ING GET Fund - Series J                                       July 14, 2003
  ING GET Fund - Series K                                       July 14, 2003
  ING GET Fund - Series L                                       July 14, 2003
  ING GET Fund - Series M                                       July 14, 2003
  ING GET Fund - Series N                                       July 14, 2003
  ING GET Fund - Series P                                       July 14, 2003
  ING GET Fund - Series Q                                       July 14, 2003
  ING GET Fund - Series R                                       July 14, 2003
  ING GET Fund - Series S                                       July 14, 2003
  ING GET Fund - Series T                                       July 14, 2003
  ING GET Fund - Series U                                       July 14, 2003
  ING GET Fund - Series V                                      March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  ING Eagle Asset Value Equity Portfolio                        January 6, 2003
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM)Portfolio            January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Growth and Income Portfolio                        January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                  January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Limited Maturity Bond Portfolio                          January 6, 2003
  ING Liquid Assets Portfolio                                  January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                            January 6, 2003
  ING Mercury Fundamental Growth Portfolio                     January 6, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING INVESTORS TRUST (CONTINUED)
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Research Portfolio                                   January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                               November 5, 2003
  ING Salomon Brothers All Cap Portfolio                        January 6, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING Stock Index Portfolio                                    November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                               January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
  ING Growth + Value Fund                                        June 9, 2003
  ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                  November 3, 2003
  ING Foreign Fund                                               July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003
  ING Global Real Estate Fund                                  November 3, 2003
  ING International Fund                                       November 3, 2003
  ING International SmallCap Growth Fund                       November 3, 2003
  ING Precious Metals Fund                                     November 3, 2003
  ING Russia Fund                                              November 3, 2003
  ING Worldwide Growth Fund                                    November 3, 2003

ING SERIES Fund, INC.
  Brokerage Cash Reserves                                          June 2, 2003
  ING Aeltus Money Market Fund                                     June 2, 2003
  ING Balanced Fund                                                June 2, 2003
  ING Bond Fund                                                    June 2, 2003
  ING Classic Principal Protection Fund I                          June 2, 2003
  ING Classic Principal Protection Fund II                         June 2, 2003
  ING Classic Principal Protection Fund III                        June 2, 2003
  ING Classic Principal Protection Fund IV                         June 2, 2003
  ING Government Fund                                              June 2, 2003
  ING Growth Fund                                                  June 9, 2003
  ING Growth and Income Fund                                       June 9, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING SERIES FUND, INC. (CONTINUED)
  ING Index Plus LargeCap Fund                                   June 9, 2003
  ING Index Plus MidCap Fund                                     June 9, 2003
  ING Index Plus Protection Fund                                 June 2, 2003
  ING Index Plus SmallCap Fund                                   June 9, 2003
  ING International Growth Fund                                November 3, 2003
  ING Small Company Fund                                         June 9, 2003
  ING Strategic Allocation Balanced Fund                         June 2, 2003
  ING Strategic Allocation Growth Fund                           June 2, 2003
  ING Strategic Allocation Income Fund                           June 2, 2003
  ING Technology Fund                                            June 2, 2003
  ING Value Opportunity Fund                                     June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                         June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                       December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                              TBD
  ING GET U.S. Core Portfolio - Series 5                              TBD
  ING GET U.S. Core Portfolio - Series 6                              TBD
  ING GET U.S. Opportunity Portfolio - Series 1                       TBD
  ING GET U.S. Opportunity Portfolio - Series 2                       TBD
  ING VP Worldwide Growth Portfolio                            November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP International Equity Portfolio                        November 3, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Technology Portfolio                                    July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                  October 6, 2003
  ING VP Disciplined LargeCap Portfolio                         October 6, 2003
  ING VP Growth + Value Portfolio                               October 6, 2003
  ING VP Growth Opportunities Portfolio                         October 6, 2003
  ING VP High Yield Bond Portfolio                              October 6, 2003
  ING VP International Value Portfolio                         November 3, 2003
  ING VP LargeCap Growth Portfolio                              October 6, 2003
  ING VP MagnaCap Portfolio                                     October 6, 2003
  ING VP MidCap Opportunities Portfolio                         October 6, 2003
  ING VP SmallCap Opportunities Portfolio                       October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                  July 7, 2003

ING VP BOND PORTFOLIO                                            July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                             November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                    July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                October 6, 2003
  The Bond Portfolio                                            October 6, 2003
  The Money Market Portfolio                                    October 6, 2003
  The Stock Portfolio                                           October 6, 2003

  * This Amended Exhibit A will be effective with respect to a Fund upon the effective date of the initial Registration Statement or the post effective amendment to the Company's/Trust's Registration Statement with respect to each Fund.

[ING FUNDS LOGO]


February 25, 2004


Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Lifestyle Moderate Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, ING VP Financial Services Portfolio, and ING VP Real Estate Portfolio (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective May 3, 2004, ING Growth and Income Fund to ING Equity Income Fund, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING Strategic Bond Fund, effective April 16, 2004, and ING GET Fund - Series D as these funds were recently dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. McGANN
        --------------------------------
Title:  VICE PRESIDENT, Duly Authorized
        --------------------------------

7337 E. Doubletree Ranch Rd.         Tel: 480-477-3000      ING Investments, LLC
Scottsdale, AZ 85258-2034            Fax: 480-477-2700
                                     www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                           EFFECTIVE DATE
-----                                                          --------------
ING EQUITY TRUST
  ING Convertible Fund                                           June 9, 2003
  ING Disciplined LargeCap Fund                                  June 9, 2003
  ING Equity and Bond Fund                                       June 9, 2003
  ING Financial Services Fund                                    June 9, 2003
  ING Growth Opportunities Fund                                  June 9, 2003
  ING LargeCap Growth Fund                                       June 9, 2003
  ING LargeCap Value Fund                                      February 1, 2004
  ING MidCap Opportunities Fund                                  June 9, 2003
  ING MidCap Value Fund                                          June 9, 2003
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                               May 1, 2003
  ING Principal Protection Fund VIII                           October 1, 2003
  ING Principal Protection Fund IX                             February 2, 2004
  ING Principal Protection Fund X                                    TBD
  ING Principal Protection Fund XI                                   TBD
  ING Real Estate Fund                                           June 9, 2003
  ING SmallCap Opportunities Fund                                June 9, 2003
  ING SmallCap Value Fund                                        June 9, 2003
  ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                 April 7, 2003
  ING GNMA Income Fund                                          April 7, 2003
  ING High Yield Bond Fund                                      April 7, 2003
  ING High Yield Opportunity Fund                               April 7, 2003
  ING Intermediate Bond Fund                                    April 7, 2003
  ING Lexington Money Market Trust                              April 7, 2003
  ING Money Market Fund                                         April 7, 2003
  ING National Tax-Exempt Bond Fund                             April 7, 2003

ING GET FUND
  ING GET Fund - Series E                                       July 14, 2003
  ING GET Fund - Series G                                       July 14, 2003
  ING GET Fund - Series H                                       July 14, 2003
  ING GET Fund - Series I                                       July 14, 2003
  ING GET Fund - Series J                                       July 14, 2003
  ING GET Fund - Series K                                       July 14, 2003

ING GET FUND (CONT.)
  ING GET Fund - Series L                                        July 14, 2003
  ING GET Fund - Series M                                        July 14, 2003
  ING GET Fund - Series N                                        July 14, 2003
  ING GET Fund - Series P                                        July 14, 2003
  ING GET Fund - Series Q                                        July 14, 2003
  ING GET Fund - Series R                                        July 14, 2003
  ING GET Fund - Series S                                        July 14, 2003
  ING GET Fund - Series T                                        July 14, 2003
  ING GET Fund - Series U                                        July 14, 2003
  ING GET Fund - Series V                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                               June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                January 13, 2003
  ING Capital Guardian Managed Global Portfolio                 January 13, 2003
  ING Capital Guardian Small Cap Portfolio                      January 13, 2003
  ING Developing World Portfolio                                January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                 January 6, 2003
  ING Evergreen Health Sciences Portfolio                         May 3, 2004
  ING Evergreen Omega Portfolio                                   May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
  ING Hard Assets Portfolio                                     January 13, 2003
  ING International Portfolio                                   January 13, 2003
  ING Janus Growth and Income Portfolio                         January 13, 2003
  ING Janus Special Equity Portfolio                            January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                       January 13, 2003
  ING Julius Baer Foreign Portfolio                             January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio                       May 1, 2004
  ING Lifestyle Growth Portfolio                                  May 1, 2004
  ING Lifestyle Moderate Growth Portfolio                         May 1, 2004
  ING Lifestyle Moderate Portfolio                                May 1, 2004
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                  January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Fundamental Growth Portfolio                      January 6, 2003

ING INVESTORS TRUST(CONT.)
  ING MFS Mid Cap Growth Portfolio                              January 6, 2003
  ING MFS Research Portfolio                                    January 13, 2003
  ING MFS Total Return Portfolio                                January 13, 2003
  ING PIMCO Core Bond Portfolio                                 January 13, 2003
  ING PIMCO High Yield Portfolio                                January 13, 2003
  ING Salomon Brothers All Cap Portfolio                        November 5, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING Stock Index Portfolio                                     January 6, 2003
  ING T. Rowe Price Capital Appreciation Portfolio              November 5, 2003
  ING T. Rowe Price Equity Income Portfolio                     January 13, 2003
  ING UBS U.S. Balanced Portfolio                               January 13, 2003
  ING Van Kampen Equity Growth Portfolio                        January 6, 2003
  ING Van Kampen Global Franchise Portfolio                     January 13, 2003
  ING Van Kampen Growth and Income Portfolio                    January 13, 2003
  ING Van Kampen Real Estate Portfolio                          January 13, 2003
                                                                January 13, 2003
ING MAYFLOWER TRUST
  ING Growth + Value Fund                                         June 9, 2003
  ING International Value Fund                                  November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                   November 3, 2003
  ING Foreign Fund                                                July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003
  ING Global Real Estate Fund                                   November 3, 2003
  ING International Fund                                        November 3, 2003
  ING International SmallCap Growth Fund                        November 3, 2003
  ING Precious Metals Fund                                      November 3, 2003
  ING Russia Fund                                               November 3, 2003
  ING Worldwide Growth Fund                                     November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                         June 2, 2003
  ING Aeltus Money Market Fund                                    June 2, 2003
  ING Balanced Fund                                               June 2, 2003
  ING Bond Fund                                                   June 2, 2003
  ING Classic Principal Protection Fund I                         June 2, 2003
  ING Classic Principal Protection Fund II                        June 2, 2003
  ING Classic Principal Protection Fund III                       June 2, 2003
  ING Classic Principal Protection Fund IV                        June 2, 2003
  ING Equity Income Fund                                          June 9, 2003
  ING Global Science and Technology Fund                          June 2, 2003
  ING Government Fund                                             June 2, 2003
  ING Growth Fund                                                 June 9, 2003

ING SERIES FUND, INC. (CONT.)
  ING Index Plus LargeCap Fund                                    June 9, 2003
  ING Index Plus MidCap Fund                                      June 9, 2003
  ING Index Plus Protection Fund                                  June 2, 2003
  ING Index Plus SmallCap Fund                                    June 9, 2003
  ING International Growth Fund                                 November 3, 2003
  ING Small Company Fund                                          June 9, 2003
  ING Strategic Allocation Balanced Fund                          June 2, 2003
  ING Strategic Allocation Growth Fund                            June 2, 2003
  ING Strategic Allocation Income Fund                            June 2, 2003
  ING Value Opportunity Fund                                      June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                  July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                    July 7, 2003
  ING VP Strategic Allocation Income Portfolio                    July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                              July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                          June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                       September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                       December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                         March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                          June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                       September 10, 2004
  ING GET U.S. Opportunity Portfolio - Series 1                       TBD
  ING GET U.S. Opportunity Portfolio - Series 2                       TBD
  ING VP Worldwide Growth Portfolio                             November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                 July 7, 2003
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP International Equity Portfolio                        November 3, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                 October 6, 2003
  ING VP Disciplined LargeCap Portfolio                        October 6, 2003
  ING VP Financial Services Portfolio                            May 1, 2004
  ING VP Growth + Value Portfolio                              October 6, 2003

ING VARIABLE PRODUCTS TRUST (CONT.)
  ING VP Growth Opportunities Portfolio                         October 6, 2003
  ING VP High Yield Bond Portfolio                              October 6, 2003
  ING VP International Value Portfolio                         November 3, 2003
  ING VP LargeCap Growth Portfolio                              October 6, 2003
  ING VP MagnaCap Portfolio                                     October 6, 2003
  ING VP MidCap Opportunities Portfolio                         October 6, 2003
  ING VP Real Estate Portfolio                                    May 1, 2004
  ING VP SmallCap Opportunities Portfolio                       October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                    July 7, 2003

ING VP BOND PORTFOLIO                                              July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                              November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                October 6, 2003
  The Bond Portfolio                                            October 6, 2003
  The Money Market Portfolio                                    October 6, 2003
  The Stock Portfolio                                           October 6, 2003

[ING FUNDS LOGO]


June 14, 2004


Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING GET U.S. Core Portfolio - Series 7, ING GET U.S. Core Portfolio - Series 8, and ING GET U.S. Core Portfolio - Series 9, three newly established series of ING Variable Insurance Trust, ING Corporate Leaders Trust - Series A and ING Corporate Leaders Trust - Series B (the "Funds") to be included on the AMENDED EXHIBIT
A to the Agreements as shown.

     The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Mercury Fundamental Growth Portfolio to ING Mercury Large Cap Growth Portfolio, effective August 6, 2004, and ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio, and (2) by the removal of ING Growth Opportunities Fund, ING Growth + Value Fund, ING VP Growth Opportunities Portfolio and ING VP Growth + Value Portfolio as these funds were recently merged into other funds.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,


                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. McGANN
        --------------------------------
Title:  VICE PRESIDENT, Duly Authorized
        --------------------------------

337 E. Doubletree Ranch Rd.          Tel: 480-477-3000      ING Investments, LLC
Scottsdale, AZ 85258-2034            Fax: 480-477-2700
                                     www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                           EFFECTIVE DATE
-----                                                          --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                         May 17, 2004
  ING Corporate Leaders Trust - Series B                         May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                           June 9, 2003
  ING Disciplined LargeCap Fund                                  June 9, 2003
  ING Equity and Bond Fund                                       June 9, 2003
  ING Financial Services Fund                                    June 9, 2003
  ING LargeCap Growth Fund                                       June 9, 2003
  ING LargeCap Value Fund                                      February 1, 2004
  ING MidCap Opportunities Fund                                  June 9, 2003
  ING MidCap Value Fund                                          June 9, 2003
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                              May 1, 2003
  ING Principal Protection Fund VIII                           October 1, 2003
  ING Principal Protection Fund IX                             February 2, 2004
  ING Principal Protection Fund X                                May 3, 2004
  ING Principal Protection Fund XI                             August 16, 2004
  ING Real Estate Fund                                           June 9, 2003
  ING SmallCap Opportunities Fund                                June 9, 2003
  ING SmallCap Value Fund                                        June 9, 2003
  ING Tax Efficient Equity Fund                                  June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                  April 7, 2003
  ING GNMA Income Fund                                           April 7, 2003
  ING High Yield Bond Fund                                       April 7, 2003
  ING High Yield Opportunity Fund                                April 7, 2003
  ING Intermediate Bond Fund                                     April 7, 2003
  ING Lexington Money Market Trust                               April 7, 2003
  ING Money Market Fund                                          April 7, 2003
  ING National Tax-Exempt Bond Fund                              April 7, 2003

ING GET FUND
  ING GET Fund - Series E                                        July 14, 2003
  ING GET Fund - Series G                                        July 14, 2003

ING GET FUND (CONT.)
  ING GET Fund - Series H                                       July 14, 2003
  ING GET Fund - Series I                                       July 14, 2003
  ING GET Fund - Series J                                       July 14, 2003
  ING GET Fund - Series K                                       July 14, 2003
  ING GET Fund - Series L                                       July 14, 2003
  ING GET Fund - Series M                                       July 14, 2003
  ING GET Fund - Series N                                       July 14, 2003
  ING GET Fund - Series P                                       July 14, 2003
  ING GET Fund - Series Q                                       July 14, 2003
  ING GET Fund - Series R                                       July 14, 2003
  ING GET Fund - Series S                                       July 14, 2003
  ING GET Fund - Series T                                       July 14, 2003
  ING GET Fund - Series U                                       July 14, 2003
  ING GET Fund - Series V                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
  Fund for Life Series                                          January 6, 2003
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio               January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                January 6, 2003
  ING Evergreen Health Sciences Portfolio                         May 3, 2004
  ING Evergreen Omega Portfolio                                   May 3, 2004
  ING FMT(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Internet Tollkeeper(SM) Portfolio           January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                  January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Legg Mason Value Portfolio                               January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio                       May 1, 2004
  ING Lifestyle Growth Portfolio                                  May 1, 2004
  ING Lifestyle Moderate Growth Portfolio                         May 1, 2004
  ING Lifestyle Moderate Portfolio                                May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                          January 6, 2003
  ING Liquid Assets Portfolio                                  January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                            January 6, 2003
  ING Mercury Large Cap Growth Portfolio                       January 6, 2003
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Research Portfolio                                   January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                               November 5, 2003
  ING Salomon Brothers All Cap Portfolio                       January 6, 2003
  ING Salomon Brothers Investors Portfolio                     January 6, 2003
  ING Stock Index Portfolio                                    November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                              January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                  November 3, 2003
  ING Foreign Fund                                              July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003
  ING Global Real Estate Fund                                  November 3, 2003
  ING International Fund                                       November 3, 2003
  ING International SmallCap Growth Fund                       November 3, 2003
  ING Precious Metals Fund                                     November 3, 2003
  ING Russia Fund                                              November 3, 2003
  ING Worldwide Growth Fund                                    November 3, 2003

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                        June 2, 2003
  ING Aeltus Money Market Fund                                   June 2, 2003
  ING Balanced Fund                                              June 2, 2003
  ING Bond Fund                                                  June 2, 2003
  ING Classic Principal Protection Fund I                        June 2, 2003
  ING Classic Principal Protection Fund II                       June 2, 2003
  ING Classic Principal Protection Fund III                      June 2, 2003
  ING Classic Principal Protection Fund IV                       June 2, 2003
  ING Equity Income Fund                                         June 9, 2003

ING SERIES FUND, INC. (CONT.)
  ING Global Science and Technology Fund                        June 2, 2003
  ING Government Fund                                           June 2, 2003
  ING Growth Fund                                               June 9, 2003
  ING Index Plus LargeCap Fund                                  June 9, 2003
  ING Index Plus MidCap Fund                                    June 9, 2003
  ING Index Plus Protection Fund                                June 2, 2003
  ING Index Plus SmallCap Fund                                  June 9, 2003
  ING International Growth Fund                               November 3, 2003
  ING Small Company Fund                                        June 9, 2003
  ING Strategic Allocation Balanced Fund                        June 2, 2003
  ING Strategic Allocation Growth Fund                          June 2, 2003
  ING Strategic Allocation Income Fund                          June 2, 2003
  ING Value Opportunity Fund                                    June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                  July 7, 2003
  ING VP Strategic Allocation Income Portfolio                  July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                             July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                         June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                       December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                        March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                         June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                      September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                       December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                         March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                         June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1                       TBD
  ING GET U.S. Opportunity Portfolio - Series 2                       TBD
  ING VP Worldwide Growth Portfolio                            November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                 July 7, 2003
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP International Equity Portfolio                        November 3, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                 October 6, 2003
  ING VP Disciplined LargeCap Portfolio                        October 6, 2003
  ING VP Financial Services Portfolio                            May 1, 2004
  ING VP High Yield Bond Portfolio                             October 6, 2003
  ING VP International Value Portfolio                        November 3, 2003
  ING VP LargeCap Growth Portfolio                             October 6, 2003
  ING VP MagnaCap Portfolio                                    October 6, 2003
  ING VP MidCap Opportunities Portfolio                        October 6, 2003
  ING VP Real Estate Portfolio                                   May 1, 2004
  ING VP SmallCap Opportunities Portfolio                      October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                 July 7, 2003

ING VP BOND PORTFOLIO                                           July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                            November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                 October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                               October 6, 2003
  The Bond Portfolio                                           October 6, 2003
  The Money Market Portfolio                                   October 6, 2003
  The Stock Portfolio                                          October 6, 2003

[ING FUNDS LOGO]


October 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Principal Protection Fund XII, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV, three newly established series of ING Equity Trust, and ING Fidelity(R) VIP Contrafund(R) Portfolio, ING Fidelity(R) VIP Equity Income Portfolio, ING Fidelity(R) VIP Growth Portfolio and ING Fidelity(R) VIP Mid Cap Portfolio, four newly established series of ING Partners, Inc. (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

     The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING MFS Research Portfolio to ING Oppenheimer Main Street Portfolio(R), effective November 8, 2004, ING Goldman Sachs Internet Tollkeeper(SM) Portfolio to ING Goldman Sachs Tollkeeper(SM) Portfolio, and ING VP Bond Portfolio to ING VP Intermediate Bond Portfolio, and (2) by the removal of ING Bond Fund and ING High Yield Opportunity Fund as these funds recently merged into other funds, and ING GET Fund - Series E, ING Classic Principal Protection Fund I, Fund For Life Series and ING Tax Efficient Equity Fund as these funds were recently dissolved.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,

                                             /s/ Michael J. Roland

                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ Edward G. McGann
        --------------------------------
Name:   EDWARD G. McGANN
        --------------------------------
Title:  MANAGING DIRECTOR, Duly Authorized
        --------------------------------

337 E. Doubletree Ranch Rd.         Tel: 480-477-3000       ING Investments, LLC
Scottsdale, AZ 85258-2034           Fax: 480-477-2700
                                    www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                          EFFECTIVE DATE
----                                                          --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                        May 17, 2004
  ING Corporate Leaders Trust - Series B                        May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                        June 9, 2003
  ING Disciplined LargeCap Fund                               June 9, 2003
  ING Equity and Bond Fund                                    June 9, 2003
  ING Financial Services Fund                                 June 9, 2003
  ING LargeCap Growth Fund                                    June 9, 2003
  ING LargeCap Value Fund                                    February 1, 2004
  ING MidCap Opportunities Fund                                June 9, 2003
  ING MidCap Value Fund                                        June 9, 2003
  ING Principal Protection Fund                                June 2, 2003
  ING Principal Protection Fund II                             June 2, 2003
  ING Principal Protection Fund III                            June 2, 2003
  ING Principal Protection Fund IV                             June 2, 2003
  ING Principal Protection Fund V                              June 2, 2003
  ING Principal Protection Fund VI                             June 2, 2003
  ING Principal Protection Fund VII                            May 1, 2003
  ING Principal Protection Fund VIII                          October 1, 2003
  ING Principal Protection Fund IX                            February 2, 2004
  ING Principal Protection Fund X                               May 3, 2004
  ING Principal Protection Fund XI                            August 16, 2004
  ING Principal Protection Fund XII                          November 15, 2004
  ING Principal Protection Fund XIII                         February 14, 2005
  ING Principal Protection Fund XIV                           April 25, 2005
  ING Real Estate Fund                                         June 9, 2003
  ING SmallCap Opportunities Fund                               June 9, 2003
  ING SmallCap Value Fund                                      June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                              April 7, 2003
  ING GNMA Income Fund                                       April 7, 2003
  ING High Yield Bond Fund                                   April 7, 2003
  ING Intermediate Bond Fund                                 April 7, 2003
  ING Lexington Money Market Trust                           April 7, 2003
  ING Money Market Fund                                      April 7, 2003
  ING National Tax-Exempt Bond Fund                          April 7, 2003

ING GET FUND
  ING GET Fund - Series G                                       July 14, 2003
  ING GET Fund - Series II                                      July 14, 2003
  ING GET Fund - Series I                                       July 14, 2003
  ING GET Fund - Series J                                       July 14, 2003
  ING GET Fund - Series K                                       July 14, 2003
  ING GET Fund - Series L                                       July 14, 2003
  ING GET Fund - Series M                                       July 14, 2003
  ING GET Fund - Series N                                       July 14, 2003
  ING GET Fund - Series P                                       July 14, 2003
  ING GET Fund - Series Q                                       July 14, 2003
  ING GET Fund - Series R                                       July 14, 2003
  ING GET Fund - Series S                                       July 14, 2003
  ING GET Fund - Series T                                       July 14, 2003
  ING GET Fund - Series U                                       July 14, 2003
  ING GET Fund - Series V                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                               June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                              January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                         January 6, 2003
  ING American Funds Growth Portfolio                          September 2, 2003
  ING American Funds Growth-Income Portfolio                   September 2, 2003
  ING American Funds International Portfolio                   September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                January 6, 2003
  ING Evergreen Health Sciences Portfolio                         May 3, 2004
  ING Evergreen Omega Portfolio                                   May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                     January 6, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio                    January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                   January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Legg Mason Value Portfolio                               January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                       May 1, 2004
  ING LifeStyle Growth Portfolio                                  May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                         May 1, 2004
  ING LifeStyle Moderate Portfolio                                May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                          January 6, 2003
  ING Liquid Assets Portfolio                                  January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                            January 6, 2003
  ING Mercury Large Cap Growth Portfolio                       January 6, 2003
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING Oppenheimer Main Street Portfolio(R)                     January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                               November 5, 2003
  ING Salomon Brothers All Cap Portfolio                        January 6, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING Stock Index Portfolio                                    November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                               January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                                 November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                  November 3, 2003
  ING Foreign Fund                                               July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003
  ING Global Real Estate Fund                                  November 3, 2003
  ING International Fund                                       November 3, 2003
  ING International SmallCap Growth Fund                       November 3, 2003
  ING Precious Metals Fund                                     November 3, 2003
  ING Russia Fund                                              November 3, 2003
  ING Worldwide Growth Fund                                    November 3, 2003

ING PARTNERS, INC.
  ING Fidelity(R) VIP Contrafund(R) Portfolio                  November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio                  November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                         November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio                        November 15, 2004

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                       June 2, 2003
  ING Aeltus Money Market Fund                                  June 2, 2003
  ING Balanced Fund                                             June 2, 2003

ING SERIES FUND, INC. (CONT.)
  ING Classic Principal Protection Fund II                         June 2, 2003
  ING Classic Principal Protection Fund III                        June 2, 2003
  ING Classic Principal Protection Fund IV                         June 2, 2003
  ING Equity Income Fund                                           June 9, 2003
  ING Global Science and Technology Fund                           June 2, 2003
  ING Government Fund                                              June 2, 2003
  ING Growth Fund                                                  June 9, 2003
  ING Index Plus LargeCap Fund                                     June 9, 2003
  ING Index Plus MidCap Fund                                       June 9, 2003
  ING Index Plus Protection Fund                                   June 2, 2003
  ING Index Plus SmallCap Fund                                     June 9, 2003
  ING International Growth Fund                                  November 3, 2003
  ING Small Company Fund                                           June 9, 2003
  ING Strategic Allocation Balanced Fund                           June 2, 2003
  ING Strategic Allocation Growth Fund                             June 2, 2003
  ING Strategic Allocation Income Fund                             June 2, 2003
  ING Value Opportunity Fund                                       June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                 July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                   July 7, 2003
  ING VP Strategic Allocation Income Portfolio                   July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                                July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                           June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                        September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                         December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                          March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                           June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                         September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                         December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                           March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                            June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1                         TBD
  ING GET U.S. Opportunity Portfolio - Series 2                         TBD
  ING VP Worldwide Growth Portfolio                               November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                  July 7, 2003
  ING VP Growth Portfolio                                         July 7, 2003
  ING VP Index Plus LargeCap Portfolio                            July 7, 2003
  ING VP Index Plus MidCap Portfolio                              July 7, 2003

ING VARIABLE PORTFOLIOS, INC. (CONT.)
  ING VP Index Plus SmallCap Portfolio                                   July 7, 2003
  ING VP International Equity Portfolio                                November 3, 2003
  ING VP Small Company Portfolio                                         July 7, 2003
  ING VP Value Opportunity Portfolio                                     July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                          October 6, 2003
  ING VP Disciplined LargeCap Portfolio                                 October 6, 2003
  ING VP Financial Services Portfolio                                     May 1, 2004
  ING VP High Yield Bond Portfolio                                      October 6, 2003
  ING VP International Value Portfolio                                 November 3, 2003
  ING VP LargeCap Growth Portfolio                                      October 6, 2003
  ING VP MagnaCap Portfolio                                             October 6, 2003
  ING VP MidCap Opportunities Portfolio                                 October 6, 2003
  ING VP Real Estate Portfolio                                            May 1, 2004
  ING VP SmallCap Opportunities Portfolio                               October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                         July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                      November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                       July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                            July 7, 2003

ING VP NATURAL RESOURCES TRUST                                         October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                       October 6, 2003
  The Bond Portfolio                                                   October 6, 2003
  The Money Market Portfolio                                           October 6, 2003
  The Stock Portfolio                                                  October 6, 2003

[ING FUNDS LOGO]


December 21, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of all the series of ING Partners Inc. (the "Funds"), effective January 10, 2005, to be included on the AMENDED EXHIBIT A to the Agreements as shown.

     The AMENDED EXHIBIT A has also been updated to reflect the dissolution of ING GET Fund - Series G, a series of ING GET Fund, and ING Classic Principal Protection Fund II, a series of ING Series Fund, Inc.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

     If you have any questions, please contact me at (480) 477-2118.


                                             Sincerely,

                                             /s/ James M. Hennessy

                                             James M. Hennessy
                                             President
                                             ING Partners, Inc.


ACCEPTED AND AGREED TO:
The Bank of New York


By:     /s/ Edward G. McGann
        ---------------------------------
Name:   EDWARD G. McGANN
        ---------------------------------
Title:  MANAGING DIRECTOR Duly Authorized
        ---------------------------------

337 E. Doubletree Ranch Rd.          Tel: 480-477-3000        ING Partners, Inc.
Scottsdale, AZ 85258-2034            Fax: 480-477-2700
                                     www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                            EFFECTIVE DATE
----                                                            --------------
ING CORPORATE LEADERS TRUST FUND
  ING Corporate Leaders Trust - Series A                           May 17, 2004
  ING Corporate Leaders Trust - Series B                           May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                          June 9, 2003
  ING Disciplined LargeCap Fund                                 June 9, 2003
  ING Equity and Bond Fund                                      June 9, 2003
  ING Financial Services Fund                                   June 9, 2003
  ING LargeCap Growth Fund                                      June 9, 2003
  ING LargeCap Value Fund                                       February 1, 2004
  ING MidCap Opportunities Fund                                   June 9, 2003
  ING MidCap Value Choice Fund                                 February 1, 2005
  ING MidCap Value Fund                                          June 9, 2003
  ING Principal Protection Fund                                  June 2, 2003
  ING Principal Protection Fund II                               June 2, 2003
  ING Principal Protection Fund III                              June 2, 2003
  ING Principal Protection Fund IV                               June 2, 2003
  ING Principal Protection Fund V                                June 2, 2003
  ING Principal Protection Fund VI                               June 2, 2003
  ING Principal Protection Fund VII                              May 1, 2003
  ING Principal Protection Fund VIII                            October 1, 2003
  ING Principal Protection Fund IX                              February 2, 2004
  ING Principal Protection Fund X                                 May 3, 2004
  ING Principal Protection Fund XI                              August 16, 2004
  ING Principal Protection Fund XII                            November 15, 2004
  ING Principal Protection Fund XIII                           February 14, 2005
  ING Principal Protection Fund XIV                              April 25, 2005
  ING Real Estate Fund                                            June 9, 2003
  ING SmallCap Opportunities Fund                                 June 9, 2003
  ING SmallCap Value Choice Fund                                February 1, 2005
  ING SmallCap Value Fund                                         June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                 April 7, 2003
  ING GNMA Income Fund                                          April 7, 2003
  ING High Yield Bond Fund                                      April 7, 2003
  ING Intermediate Bond Fund                                    April 7, 2003
  ING Lexington Money Market Trust                              April 7, 2003
  ING Money Market Fund                                         April 7, 2003
  ING National Tax-Exempt Bond Fund                             April 7, 2003

ING GET FUND
  ING GET Fund - Series H                                      July 14, 2003
  ING GET Fund - Series I                                      July 14, 2003
  ING GET Fund - Series J                                      July 14, 2003
  ING GET Fund - Series K                                      July 14, 2003
  ING GET Fund - Series L                                      July 14, 2003
  ING GET Fund - Series M                                      July 14, 2003
  ING GET Fund - Series N                                      July 14, 2003
  ING GET Fund - Series P                                      July 14, 2003
  ING GET Fund - Series Q                                      July 14, 2003
  ING GET Fund - Series R                                      July 14, 2003
  ING GET Fund - Series S                                      July 14, 2003
  ING GET Fund - Series T                                      July 14, 2003
  ING GET Fund - Series U                                      July 14, 2003
  ING GET Fund - Series V                                      March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                             January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                        January 6, 2003
  ING American Funds Growth Portfolio                         September 2, 2003
  ING American Funds Growth-Income Portfolio                  September 2, 2003
  ING American Funds International Portfolio                  September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio              January 13, 2003
  ING Capital Guardian Managed Global Portfolio                January 13, 2003
  ING Capital Guardian Small Cap Portfolio                     January 13, 2003
  ING Developing World Portfolio                               January 13, 2003
  IMG Eagle Asset Capital Appreciation Portfolio               January 6, 2003
  ING Evergreen Health Sciences Portfolio                        May 3, 2004
  ING Evergreen Omega Portfolio                                  May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                    January 6, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio                   January 6, 2003
  ING Hard Assets Portfolio                                    January 13, 2003
  ING International Portfolio                                  January 13, 2003
  ING Janus Special Equity Portfolio                           January 13, 2003
  ING Jennison Equity Opportunities Portfolio                  January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                      January 13, 2003
  ING Julius Baer Foreign Portfolio                            January 13, 2003
  ING Legg Mason Value Portfolio                               January 13, 2003
  ING Lifestyle Aggressive Growth Portfolio                      May 1, 2004
  ING LifeStyle Growth Portfolio                                 May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                        May 1, 2004
  ING LifeStyle Moderate Portfolio                               May 1, 2004
  ING Limited Maturity Bond Portfolio                          January 6, 2003

ING INVESTORS TRUST (CONT.)
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Large Cap Growth Portfolio                        January 6, 2003
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING Oppenheimer Main Street Portfolio(R)                     January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                               November 5, 2003
  ING Salomon Brothers All Cap Portfolio                        January 6, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING Stock Index Portfolio                                    November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                               January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
  International Value Fund                                     November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                  November 3, 2003
  ING Foreign Fund                                                 July 1, 2003
  ING Global Equity Dividend Fund                             September 2, 2003
  ING Global Real Estate Fund                                  November 3, 2003
  ING International Fund                                       November 3, 2003
  ING International SmallCap Growth Fund                       November 3, 2003
  ING International Value Choice Fund                          February 1, 2005
  ING Precious Metals Fund                                     November 3, 2003
  ING Russia Fund                                              November 3, 2003
  ING Worldwide Growth Fund                                    November 3, 2003

ING PARTNERS, INC.
  ING Aeltus Enhanced Index Portfolio                          January 10, 2005
  ING American Century Select Portfolio                        January 10, 2005
  ING American Century Small Cap Value Portfolio               January 10, 2005
  ING Baron Small Cap Growth Portfolio                         January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio                 November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio                 November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                        November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio                       November 15, 2004
  ING Goldman Sachs(R) Capital Growth Portfolio                January 10, 2005

ING PARTNERS, INC. (CONT.)
  ING Goldman Sachs(R) Core Equity Portfolio                   January 10, 2005
  ING JPMorgan Fleming International Portfolio                 January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                         January 10, 2005
  ING MFS Capital Opportunities Portfolio                      January 10, 2005
  ING OpCap Balanced Value Portfolio                           January 10, 2005
  ING Oppenheimer Global Portfolio                             January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                   January 10, 2005
  ING PIMCO Total Return Portfolio                             January 10, 2005
  ING Salomon Brothers Aggressive Growth Portfolio             January 10, 2005
  ING Salomon Brothers Fundamental Value Portfolio             January 10, 2005
  ING Salomon Brothers Investors Value Portfolio               January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio              January 10, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio       January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                    January 10, 2005
  ING UBS U.S. Large Cap Equity Portfolio                      January 10, 2005
  ING Van Kampen Comstock Portfolio                            January 10, 2005
  ING Van Kampen Equity and Income Portfolio                   January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                         June 2, 2003
  ING Aeltus Money Market Fund                                    June 2, 2003
  ING Balanced Fund                                               June 2, 2003
  ING Classic Principal Protection Fund III                       June 2, 2003
  ING Classic Principal Protection Fund IV                        June 2, 2003
  ING Equity Income Fund                                          June 9, 2003
  ING Global Science and Technology Fund                          June 2, 2003
  ING Government Fund                                             June 2, 2003
  ING Growth Fund                                                 June 9, 2003
  ING Index Plus LargeCap Fund                                    June 9, 2003
  ING Index Plus MidCap Fund                                      June 9, 2003
  ING Index Plus Protection Fund                                  June 2, 2003
  ING Index Plus SmallCap Fund                                    June 9, 2003
  ING International Growth Fund                                 November 3, 2003
  ING Small Company Fund                                          June 9, 2003
  ING Strategic Allocation Balanced Fund                          June 2, 2003
  ING Strategic Allocation Growth Fund                            June 2, 2003
  ING Strategic Allocation Income Fund                            June 2, 2003
  ING Value Opportunity Fund                                      June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                  July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                    July 7, 2003
  ING VP Strategic Allocation Income Portfolio                    July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                               July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                          June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                        September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                        December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                          March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                          June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                        September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                         December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                           March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                           June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1                         TBD
  ING GET U.S. Opportunity Portfolio - Series 2                         TBD
  ING VP Worldwide Growth Portfolio                              November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                   July 7, 2003
  ING VP Growth Portfolio                                          July 7, 2003
  ING VP Index Plus LargeCap Portfolio                             July 7, 2003
  ING VP Index Plus MidCap Portfolio                               July 7, 2003
  ING VP Index Plus SmallCap Portfolio                             July 7, 2003
  ING VP International Equity Portfolio                          November 3, 2003
  ING VP Small Company Portfolio                                   July 7, 2003
  ING VP Value Opportunity Portfolio                               July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                    October 6, 2003
  ING VP Disciplined LargeCap Portfolio                           October 6, 2003
  ING VP Financial Services Portfolio                               May 1, 2004
  ING VP High Yield Bond Portfolio                                October 6, 2003
  ING VP International Value Portfolio                           November 3, 2003
  ING VP LargeCap Growth Portfolio                                October 6, 2003
  ING VP MagnaCap Portfolio                                       October 6, 2003
  ING VP MidCap Opportunities Portfolio                           October 6, 2003
ING VARIABLE PRODUCTS TRUST (CONT.)
  ING VP Real Estate Portfolio                                      May 1, 2004
  ING VP SmallCap Opportunities Portfolio                         October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                    July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                               November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                 July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                October 6, 2003
  The Bond Portfolio                                            October 6, 2003
  The Money Market Portfolio                                    October 6, 2003
  The Stock Portfolio                                           October 6, 2003

[ING FUNDS LOGO]


December 28, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust, and ING International Value Choice Fund, a newly established series of ING Mutual Funds (the "Funds"), to be included on the AMENDED EXHIBIT A to the Agreements as shown, effective February 1, 2005.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

     If you have any questions, please contact me at (480) 477-2118.

                                             Sincerely,


                                             /s/ Michael J. Roland
                                             Michael J. Roland
                                             Executive Vice President and
                                             Chief Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York

By:     /s/ Edward G. McGann
        ---------------------------------
Name:   EDWARD G. McGANN
        ---------------------------------
Title:  MANAGING DIRECTOR, Duly Authorized
        ---------------------------------


337 E. Doubletree Ranch Rd.           Tel: 480-477-3000     ING Investments, LLC
Scottsdale, AZ 85258-2034             Fax: 480-477-2700
                                      www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                                           EFFECTIVE DATE
----                                                           --------------
ING CORPORATE LENDERS TRUST FUND
  ING Corporate Leaders Trust - Series A                           May 17, 2004
  ING Corporate Leaders Trust - Series B                           May 17, 2004

ING EQUITY TRUST
  ING Convertible Fund                                          June 9, 2003
  ING Disciplined LargeCap Fund                                 June 9, 2003
  ING Equity and Bond Fund                                      June 9, 2003
  ING Financial Services Fund                                   June 9, 2003
  ING LargeCap Growth Fund                                      June 9, 2003
  ING LargeCap Value Fund                                        February 1, 2004
  ING MidCap Opportunities Fund                                    June 9, 2003
  ING MidCap Value Choice Fund                                  February 1, 2005
  ING MidCap Value Fund                                           June 9, 2003
  ING Principal Protection Fund                                   June 2, 2003
  ING Principal Protection Fund II                                June 2, 2003
  ING Principal Protection Fund III                               June 2, 2003
  ING Principal Protection Fund IV                                June 2, 2003
  ING Principal Protection Fund V                                 June 2, 2003
  ING Principal Protection Fund VI                                June 2, 2003
  ING Principal Protection Fund VII                               May 1, 2003
  ING Principal Protection Fund VIII                             October 1, 2003
  ING Principal Protection Fund IX                               February 2, 2004
  ING Principal Protection Fund X                                  May 3, 2004
  ING Principal Protection Fund XI                               August 16, 2004
  ING Principal Protection Fund XII                             November 15, 2004
  ING Principal Protection Fund XIII                            February 14, 2005
  ING Principal Protection Fund XIV                               April 25, 2005
  ING Real Estate Fund                                             June 9, 2003
  ING SmallCap Opportunities Fund                                  June 9, 2003
  ING SmallCap Value Choice Fund                                 February 1, 2005
  ING SmallCap Value Fund                                          June 9, 2003

ING FUNDS TRUST
  ING Classic Money Market Fund                                 April 7, 2003
  ING GNMA Income Fund                                          April 7, 2003
  ING High Yield Bond Fund                                      April 7, 2003
  ING Intermediate Bond Fund                                    April 7, 2003
  ING Lexington Money Market Trust                              April 7, 2003
  ING Money Market Fund                                         April 7, 2003
  ING National Tax-Exempt Bond Fund                             April 7, 2003

ING GET FUND
  ING GET Fund - Series G                                       July 14, 2003
  ING GET Fund - Series H                                       July 14, 2003
  ING GET Fund - Series 1                                       July 14, 2003
  ING GET Fund - Series J                                       July 14, 2003
  ING GET Fund - Series K                                       July 14, 2003
  ING GET Fund - Series L                                       July 14, 2003
  ING GET Fund - Series M                                       July 14, 2003
  ING GET Fund - Series N                                       July 14, 2003
  ING GET Fund - Series P                                       July 14, 2003
  ING GET Fund - Series Q                                       July 14, 2003
  ING GET Fund - Series R                                       July 14, 2003
  ING GET Fund - Series S                                       July 14, 2003
  ING GET Fund - Series T                                       July 14, 2003
  ING GET Fund - Series U                                       July 14, 2003
  ING GET Fund - Series V                                       March 13, 2003

ING INVESTMENT FUNDS, INC.
  ING MagnaCap Fund                                              June 9, 2003

ING INVESTORS TRUST
  ING AIM Mid Cap Growth Portfolio                               January 6, 2003
  ING Alliance Mid Cap Growth Portfolio                          January 6, 2003
  ING American Funds Growth Portfolio                           September 2, 2003
  ING American Funds Growth-Income Portfolio                    September 2, 2003
  ING American Funds International Portfolio                    September 2, 2003
  ING Capital Guardian Large Cap Value Portfolio                 January 13, 2003
  ING Capital Guardian Managed Global Portfolio                  January 13, 2003
  ING Capital Guardian Small Cap Portfolio                       January 13, 2003
  ING Developing World Portfolio                                 January 13, 2003
  ING Eagle Asset Capital Appreciation Portfolio                 January 6, 2003
  ING Evergreen Health Sciences Portfolio                          May 3, 2004
  ING Evergreen Omega Portfolio                                    May 3, 2004
  ING FMR(SM) Diversified Mid Cap Portfolio                      January 6, 2003
  ING Goldman Sachs Tollkeeper(SM) Portfolio                     January 6, 2003
  ING Hard Assets Portfolio                                      January 13, 2003
  ING International Portfolio                                    January 13, 2003
  ING Janus Special Equity Portfolio                             January 13, 2003
  ING Jennison Equity Opportunities Portfolio                    January 6, 2003
  ING JPMorgan Small Cap Equity Portfolio                        January 13, 2003
  ING Julius Baer Foreign Portfolio                              January 13, 2003
  ING Legg Mason Value Portfolio                                 January 13, 2003
  ING LifeStyle Aggressive Growth Portfolio                        May 1, 2004
  ING LifeStyle Growth Portfolio                                   May 1, 2004
  ING LifeStyle Moderate Growth Portfolio                          May 1, 2004
  ING LifeStyle Moderate Portfolio                                 May 1, 2004

ING INVESTORS TRUST (CONT.)
  ING Limited Maturity Bond Portfolio                           January 6, 2003
  ING Liquid Assets Portfolio                                   January 6, 2003
  ING Marsico Growth Portfolio                                 January 13, 2003
  ING Mercury Focus Value Portfolio                             January 6, 2003
  ING Mercury Large Cap Growth Portfolio                        January 6, 2003
  ING MFS Mid Cap Growth Portfolio                             January 13, 2003
  ING MFS Total Return Portfolio                               January 13, 2003
  ING Oppenheimer Main Street Portfolio(R)                     January 13, 2003
  ING PIMCO Core Bond Portfolio                                January 13, 2003
  ING PIMCO High Yield Portfolio                               November 5, 2003
  ING Salomon Brothers All Cap Portfolio                        January 6, 2003
  ING Salomon Brothers Investors Portfolio                      January 6, 2003
  ING Stock Index Portfolio                                    November 5, 2003
  ING T. Rowe Price Capital Appreciation Portfolio             January 13, 2003
  ING T. Rowe Price Equity Income Portfolio                    January 13, 2003
  ING UBS U.S. Balanced Portfolio                               January 6, 2003
  ING Van Kampen Equity Growth Portfolio                       January 13, 2003
  ING Van Kampen Global Franchise Portfolio                    January 13, 2003
  ING Van Kampen Growth and Income Portfolio                   January 13, 2003
  ING Van Kampen Real Estate Portfolio                         January 13, 2003

ING MAYFLOWER TRUST
  ING International Value Fund                                  November 3, 2003

ING MUTUAL FUNDS
  ING Emerging Countries Fund                                   November 3, 2003
  ING Foreign Fund                                                July 1, 2003
  ING Global Equity Dividend Fund                              September 2, 2003
  ING Global Real Estate Fund                                   November 3, 2003
  ING International Fund                                        November 3, 2003
  ING International SmallCap Growth Fund                        November 3, 2003
  ING International Value Choice Fund                           February 1, 2005
  ING Precious Metals Fund                                      November 3, 2003
  ING Russia Fund                                               November 3, 2003
  ING Worldwide Growth Fund                                     November 3, 2003

ING PARTNERS, INC.
  ING Aeltus Enhanced Index Portfolio                           January 10, 2005
  ING American Century Select Portfolio                         January 10, 2005
  ING American Century Small Cap Value Portfolio                January 10, 2005
  ING Baron Small Cap Growth Portfolio                          January 10, 2005
  ING Fidelity(R) VIP Contrafund(R) Portfolio                   November 15, 2004
  ING Fidelity(R) VIP Equity Income Portfolio                   November 15, 2004
  ING Fidelity(R) VIP Growth Portfolio                          November 15, 2004
  ING Fidelity(R) VIP Mid Cap Portfolio                         November 15, 2004

ING PARTNERS, INC. (CONT.)
  ING Goldman Sachs(R) Capital Growth Portfolio                   January 10, 2005
  ING Goldman Sachs(R) Core Equity Portfolio                      January 10, 2005
  ING JPMorgan Fleming International Portfolio                    January 10, 2005
  ING JPMorgan Mid Cap Value Portfolio                            January 10, 2005
  ING MFS Capital Opportunities Portfolio                         January 10, 2005
  ING OpCap Balanced Value Portfolio                              January 10, 2005
  ING Oppenheimer Global Portfolio                                January 10, 2005
  ING Oppenheimer Strategic Income Portfolio                      January 10, 2005
  ING PIMCO Total Return Portfolio                                January 10, 2005
  ING Salomon Brothers Aggressive Growth Portfolio                January 10, 2005
  ING Salomon Brothers Fundamental Value Portfolio                January 10, 2005
  ING Salomon Brothers Investors Value Portfolio                  January 10, 2005
  ING Salomon Brothers Large Cap Growth Portfolio                 January 10, 2005
  ING T. Rowe Price Diversified Mid Cap Growth Portfolio          January 10, 2005
  ING T. Rowe Price Growth Equity Portfolio                       January 10, 2005
  ING UBS U.S. Large Cap Equity Portfolio                         January 10, 2005
  ING Van Kampen Comstock Portfolio                               January 10, 2005
  ING Van Kampen Equity and Income Portfolio                      January 10, 2005

ING SERIES FUND, INC.
  Brokerage Cash Reserves                                           June 2, 2003
  ING Aeltus Money Market Fund                                      June 2, 2003
  ING Balanced Fund                                                 June 2, 2003
  ING Classic Principal Protection Fund II                          June 2, 2003
  ING Classic Principal Protection Fund III                         June 2, 2003
  ING Classic Principal Protection Fund IV                          June 2, 2003
  ING Equity Income Fund                                            June 9, 2003
  ING Global Science and Technology Fund                            June 2, 2003
  ING Government Fund                                               June 2, 2003
  ING Growth Fund                                                   June 9, 2003
  ING Index Plus LargeCap Fund                                      June 9, 2003
  ING Index Plus MidCap Fund                                        June 9, 2003
  ING Index Plus Protection Fund                                    June 2, 2003
  ING Index Plus SmallCap Fund                                      June 9, 2003
  ING International Growth Fund                                   November 3, 2003
  ING Small Company Fund                                            June 9, 2003
  ING Strategic Allocation Balanced Fund                            June 2, 2003
  ING Strategic Allocation Growth Fund                              June 2, 2003
  ING Strategic Allocation Income Fund                              June 2, 2003
  ING Value Opportunity Fund                                        June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
  ING VP Strategic Allocation Balanced Portfolio                    July 7, 2003
  ING VP Strategic Allocation Growth Portfolio                      July 7, 2003
  ING VP Strategic Allocation Income Portfolio                      July 7, 2003

ING VARIABLE FUNDS
  ING VP Growth and Income Portfolio                              July 7, 2003

ING VARIABLE INSURANCE TRUST
  ING GET U.S. Core Portfolio - Series 1                         June 13, 2003
  ING GET U.S. Core Portfolio - Series 2                      September 12, 2003
  ING GET U.S. Core Portfolio - Series 3                       December 12, 2003
  ING GET U.S. Core Portfolio - Series 4                        March 12, 2004
  ING GET U.S. Core Portfolio - Series 5                         June 11, 2004
  ING GET U.S. Core Portfolio - Series 6                       September 10, 2004
  ING GET U.S. Core Portfolio - Series 7                       December 10, 2004
  ING GET U.S. Core Portfolio - Series 8                         March 9, 2005
  ING GET U.S. Core Portfolio - Series 9                          June 8, 2005
  ING GET U.S. Opportunity Portfolio - Series 1                       TBD
  ING GET U.S. Opportunity Portfolio - Series 2                       TBD
  ING VP Worldwide Growth Portfolio                             November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
  ING VP Global Science and Technology Portfolio                 July 7, 2003
  ING VP Growth Portfolio                                        July 7, 2003
  ING VP Index Plus LargeCap Portfolio                           July 7, 2003
  ING VP Index Plus MidCap Portfolio                             July 7, 2003
  ING VP Index Plus SmallCap Portfolio                           July 7, 2003
  ING VP International Equity Portfolio                        November 3, 2003
  ING VP Small Company Portfolio                                 July 7, 2003
  ING VP Value Opportunity Portfolio                             July 7, 2003

ING VARIABLE PRODUCTS TRUST
  ING VP Convertible Portfolio                                  October 6, 2003
  ING VP Disciplined LargeCap Portfolio                         October 6, 2003
  ING VP Financial Services Portfolio                             May 1, 2004
  ING VP High Yield Bond Portfolio                              October 6, 2003
  ING VP International Value Portfolio                          November 3, 2003
  ING VP LargeCap Growth Portfolio                              October 6, 2003
  ING VP MagnaCap Portfolio                                     October 6, 2003
  ING VP MidCap Opportunities Portfolio                         October 6, 2003
  ING VP Real Estate Portfolio                                    May 1, 2004
  ING VP SmallCap Opportunities Portfolio                       October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                   July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                              November 3, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                                  October 6, 2003

USLICO SERIES FUND
  The Asset Allocation Portfolio                                October 6, 2003
  The Bond Portfolio                                            October 6, 2003
  The Money Market Portfolio                                    October 6, 2003
  The Stock Portfolio                                           October 6, 2003